UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4840

The Tocqueville Trust

(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, NY 10019

(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2014

The Tocqueville Trust

Mutual Funds

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of The Tocqueville Trust. Please call 1-800-697-FUND (3863) for a free prospectus. Read it carefully before you invest.

You are invited to visit our website @ www.tocqueville.com/mutual-funds

Dear Fellow Shareholder,

After five years of recovery, the global bull market is beginning to exhibit some noticeable internal divergences. For example, the widely followed S&P 500 U.S. Index rose 8.4% to a new record in the six-months ending April 30, 2014; but the broader Russell 2000 Index only gained 3.1%. Britain’s FTSE “Footsie” progressed 2.7% while Japan’s Nikkei gained 0.8%. Korea’s KOSPI and Brazil’s BOVESPA actually declined about 2% and 5%, respectively; and China’s Shanghai lost 5%.

Strangely, this six-month period was one of relative calm for currencies, which contrasted with the previous period, when greater volatility prevailed. The only surprise was the modest reversal of the Chinese Renminbi after a slow but seemingly inexorable ascent.

All in all, however, the financial markets’ apparent calm and almost uninterrupted progress since the spring of 2009 may actually hide the seeds of turmoil. Two concepts come to mind:

•

Prof. Hyman Minsky’s Financial Instability Hypothesis that prolonged stability leads to instability: “The more comfortable we get with a given condition or trend, the longer it will persist and then when the trend fails, the more dramatic the correction”… [because] the problem with long-term macroeconomic stability is that it tends to produce unstable financial arrangements”. (Mauldin Economics, December 2007)

•

The Epsilon Theory argues that understanding the timing of change in market behavior is very similar to understanding the timing of change in fashion behavior, because both are social constructions based on common knowledge, i.e. information that everyone believes everyone else believes. (May 25, 2014)

These hypotheses are no help in pinpointing the timing of coming market moves. In fact, they could be used to argue that the current situation can last longer. But they should certainly serve as reminders that prudence remains warranted.

Prudence, however, does not mean panic: opportunity often comes along with risk and the keys to successful investment remain first patience and then courage.

Respectfully Yours,

François Sicart

Chairman

Semi-Annual Report	1

The Tocqueville Fund

Dear Fellow Shareholder,

While equity markets continued to march higher over the six month period ended April 30, 2014, the increase masked some turbulence beneath the surface, as recent investor behavior suggests substantially reduced appetite for risk. Strategies that depend on buying the names and sectors perceived to be fastest growing while shorting slower growing competitors had been successful for some time. Then suddenly, they weren’t. Perhaps this was due to over leverage and concentration on the part of hedge funds, quantitatively driven investors and momentum followers. Perhaps the new Federal Reserve Board Chairperson Janet Yellen’s commentary, the weather, signs of economic weakness in China and geopolitical risk from the Ukraine and elsewhere were the causes. Whatever the catalysts, the rapid switch to more (so called) value oriented parts of the market was clear. As that momentum shifted in early 2014, selling of the (perceived) highly valued names was fierce, with many of the previously high flyers down by 50% or more. Still the equity market made new highs as April came to a close.

Given all the cross winds, it is fair to ask where do we stand with the market so near to its record highs. We believe the macroeconomic environment remains favorable for equities. Inflation is still low, corporate cash flow and balance sheets remain robust and the broader economy is showing signs of picking up after a winter-related hibernation. There also has been a resurgence in mergers and acquisitions in which we have been able to participate; both directly and indirectly through our holdings. Deal activity is typically supportive of stock prices as corporate managements regain confidence and seek to take advantage of still low interest rates, limited organic growth opportunities and reasonable valuations.

Aside from exogenous and unpredictable geopolitical factors, the principal risks remain the likelihood of rapidly rising interest rates and uncertainty over the sustainability of historically high profit margins. Neither appears to be a near-term threat. Even so, it is certainly more difficult for a contrarian value investor to find undervaluation in large swaths of the market. Thus, we have tended to focus our attention on company specific, idiosyncratic situations; although, the extreme falloff in the growth sectors of the market may lead to opportunities if we are selective and stick with our discipline.

Over the recently concluded six month period, the Tocqueville Fund returned 8.22% while the S&P 500, the Fund’s benchmark, gained 8.36%. The top performing sectors of the Fund were information technology, healthcare and industrials while telecommunications, consumer discretionary and financials were the laggards, though only telecommunications was actually negative. The top individual contributors to performance in the portfolio were drug companies, Allergan and Alkermes, and Xerox, while the largest detractors were MUFJ, the largest Japanese bank, Fusion-Io, a technology company, and Ford.

Portfolio activity was relatively balanced between buys and sells, as we selectively added to or initiated positions, on the one hand, while taking advantage of the rising market to monetize some positions that approached our price targets. One of the names added during the period was Qualcomm, the wireless technology company. Qualcomm had underperformed and suffered multiple compressions for several years due to fears of a slowdown in cellular telephone sales, competition for LTE chipsets and fears of declining royalties and margins. However, our belief is that it will continue to dominate wireless chipsets even as LTE and 4G is rolled out worldwide. The company also has substantial amounts of excess cash that could be deployed to the benefit of shareholders. Most importantly, the stock price was attractive relative to our estimates of intrinsic value. Another recent purchase was the retailer Target, which has suffered in the face of a difficult retail environment, coupled with a large scale security breach related to customer credit card and identity data. We developed our own view of the likely cost to the company from the credit card problem and came to the opinion that, even with this uncertainty, the shares were attractively priced in relation to their intrinsic value. The company’s valuable underlying real estate assets support that view. Other names added or initiated during the period include ADT, Allison Transmission, Bill Barrett, Bob Evans, C.H. Robinson, Capital One, EMC, Energy XXI, Fusion-io, McDermott and Perrigo.

Of the names we sold or trimmed, most were the result of approaching or reaching our price targets such as Bank of New York, GE, Google, Isis, Lowes, Mastercard, Steelcase and Xerox. Others such as, Chesapeake, Cisco, FedEx, Intel and Pepsico were sold or trimmed because we believed there were better opportunities elsewhere.

We remain wary as the market moves higher, but we believe that carefully selected equities can continue to outperform alternative investments, even in the face of the eventual normalization of interest rates and the pressure on profit margins when the labor markets finally begin to tighten.

Thank you once again for your continued interest in our Fund.

Sincerely,

Robert W. Kleinschmidt

Portfolio Manager

2	April 30, 2014

The Tocqueville Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Fund	23.16%	11.98%	17.86%	8.70%
Standard & Poor’s 500 Stock Index	20.44%	13.83%	19.14%	7.67%

Semi-Annual Report	3

The Tocqueville Opportunity Fund

Dear Fellow Shareholder,

The U.S. market for SMID capitalization equities must be viewed through two different lenses during the first half of the 2014 fiscal year as the price experience was truly a tale of two markets. During the first two thirds of the period, which ran through the end of February, the Tocqueville Opportunity Fund appreciated 14.52% and significantly outperformed its benchmark—the Russell 2500 Growth Index—which gained 9.45%. During this first period, the Fund’s gains were spearheaded by performance of investments in Healthcare and Biotechnology issues. Nevertheless, the Fund experienced relative outperformance in all 12 Russell index sectors except Basic Materials. Investments in the Consumer Discretionary and Financial Services sectors provided the second and third best sector returns. During the latter one third of the period- from the end of February through the end of April—the Fund experienced a dramatic reversal and declined 11.69% and the benchmark declined 5.58%. By the period’s end, the Fund had gained 1.13% versus a benchmark gain of 3.35%. Healthcare, Technology, and Consumer Discretionary investments led the decline, but all sectors, other than Auto/Transportation, went negative in a broad distribution of sector and issue declines.

Volatility in SMID cap investing is not unprecedented. We believe the recent correction is more simply a normal adjustment in valuation and a recurring condition when investing in small cap companies which generate higher rates of growth and inevitably higher valuations. Over the past four years, volatility has been almost commonplace, although it has generally occurred against a backdrop when larger issues were in decline as well. There have been seven corrections of note since the spring of 2010, including the current pullback. On average the corrections have occurred every six to seven months, and lasted up to three months. The current cycle peaked the last week of February and appears to have bottomed during the second week of April with a cycle correction of 14.5%. We expect that upward trending prices will resume after a reasonable period of price consolidation. Moreover, we believe this correction, as those which preceded it, although unsettling will prove to have been a solid opportunity to have invested in the most innovative healthcare and technology issues at one-off prices amidst a sentiment driven sell off. And to the extent that economy sensitive issues were dragged down as well, we expect a recovery with steady, if not exciting, expansion of the economy.

Healthcare investments have continued to increase in prominence over the past two years in the Fund, and provided much of the lift and the subsequent decline over the fiscal period. Over the longer term, Healthcare investments have provided solid appreciation. The historical perspective gained from a review of corrections in the Biotechnology industry is instructive and supportive of ongoing commitments. We believe investments in the industry continue to be attractive.

Investments in the economy sensitive sectors have continued to comprise the cornerstone of the Fund’s exposure. Producer Durables, Auto/Transportation, Materials and Financial Services accounted for over 40% of the Fund’s holdings at the period’s end. However, the weighting masks a significant shift in underlying investments as we increased investments in the Airline industry by nearly half while reducing investment in Materials and Durables. Over the past year, we have been increasingly convinced that we are witnessing a significant investment opportunity as consolidation in the airline industry has led to price and capacity discipline—and that managements are focused on realizing sustained profitability and returns on capital. While investors have been frustrated with the pace of economic growth, we expect that policy will continue to be conducive to expansion. Over the past several months the economy certainly has been dampened by a long, cold winter and declines in confidence, retail activity, and housing have provided little solace from a clouded view. While the top line labor reports have made sunny headlines on the unemployment rate, business decision makers are also keenly focused on the rate of the discouraged, nonparticipating pool of labor. At this point, we still have confidence that there is a greater bias toward economic acceleration and the portfolio is tilted in a direction to participate in such activity.

The top 50 holdings comprised 43% of the Fund at period end, even with the allocation one year ago, but up significantly from 38% at the beginning of the period. During the past two months as the “babies were thrown out with the bathwater” we have increased commitments to core holdings which have been indiscriminately sold without regard to solid execution and attractive valuation—this has required some ongoing restructuring of holdings, but also allowed increased investment in the best positioned names.

As always, we appreciate your confidence in our efforts on the behalf of shareholders of the Opportunity Fund and we remain committed to its success.

Sincerely,

Thomas R. Vandeventer

Portfolio Manager

4	April 30, 2014

The Tocqueville Opportunity Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held for 90 days or less.

The chart and table include The Opportunity Fund’s performance achieved prior to the change effected in 2010 to its investment strategy.

The Russell 2500 Growth Total Return Index is an unmanaged index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forcasted growth values. Returns assume the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Opportunity Fund	19.89%	9.28%	18.03%	4.68%
Russell 2500 Growth Total Return Index	21.77%	11.30%	21.51%	9.72%

Semi-Annual Report	5

The Tocqueville International Value Fund

Dear Fellow Shareholder,

Global equity markets were mixed during the six month period ending April 30, 2014 as investors grappled with the potential impact of the U.S. Fed tapering its quantitative easing, a related decline in emerging markets currencies, weaker than expected manufacturing data from China, and the implications of geopolitical unrest in Ukraine. Markets in the U.S. and Europe had meaningful gains, driven by improving corporate earnings coupled with persistent low interest rates, as well as incrementally positive economic news from peripheral Europe. Japan declined as investors questioned the efficacy of Abenomics in the face of an impending increase in the domestic consumption tax. Emerging markets in Latin America, commodity related markets, and capital importers like Turkey, all declined in connection with concerns about China growth and possible interest rate rises in the U.S. Emerging markets in the Middle East increased in value, while Asia was a mixed bag. The Euro and the British pound increased in value versus the U.S. dollar, as the Eurozone maintained a relatively hawkish stance on monetary policy and U.K. growth exceeded expectations. In contrast, the Yen declined against the U.S. dollar in response to aggressive monetary stimulus there, while most emerging markets currencies declined as foreign investors withdrew capital in response to the prospect of tapering in the U.S. In terms of sectors, advances in Europe were led by energy, travel & leisure, building products, auto parts, and transport, while declines in Japan were led by steel, real estate, electric power and financials.

The Tocqueville International Fund’s total U.S. dollar return for the fiscal period was a gain of 7.21%. In the same period, the Morgan Stanley EAFE Net Index, the Fund’s former benchmark, had a total U.S. dollar return of 4.44%. The Morgan Stanley EAFE Gross Index, the Fund’s benchmark, had a total U.S. dollar return of 4.67%. During the period, there was a decrease in the Fund’s exposure to Latin America and Japan and an increase in exposure to Asia and Europe. The Fund began the period and ended the period with approximately 6% in cash reserves. The Fund had meaningful gains in a disparate group of stocks, including U.K. emergency home repair insurer Homeserve, Japanese specialty optics maker Hoya, Norwegian integrated oil & gas concern Statoil, Hong Kong based outdoor advertising company Clear Media, French specialty wire and cable producer Nexans, German integrated circuit maker Infineon, and French construction products producer and distributor Saint Gobain. The Fund had declines in the shares of Dutch oil services company Fugro, UK supermarket company Tesco, Japanese financial Mitsubishi UFJ and industrial products distributor Misumi.

During the period, we exited positions in Telecom Italia and Dutch logistics concern TNT Express, as they approached our estimates of intrinsic value. We sold Fugro, when a new senior management team announced a large capital expenditure program, undercutting the central tenet of our investment thesis, which was based on harvesting free cash flow from prior investments. Also sold was Itau Unibanco, as we came to believe that our fundamental thesis will be overshadowed by deteriorating political circumstances in advance of Brazil’s Presidential election next autumn.

With several of the macro risks associated with the 2008 financial crisis having abated, and with the global economy growing and interest rates at multi-year lows, investors have taken on more risk and committed more funds to equities. As the market becomes more complacent, we become more concerned about potential risks, including multiplying instances of potential geopolitical risk, unprecedented levels of government debt in Japan and elsewhere, the sustainability of corporate profit margins in the U.S., the possibility of inflation, and the impact on equity valuations of a possible rise in interest rates.

That said, we believe there exist multiple pockets of opportunity for a global stock picker. While sentiment towards developed Europe has improved and equity markets there have been re-priced to reflect a low probability of a “black swan” event, they have not discounted a significant multi-year improvement in corporate earnings, particularly among cyclical companies. In Japan, there continue to be opportunities in companies that export to the global marketplace and companies where new and younger management teams are focused on improving profitability and capital allocation. Finally, after several years of poor performance and de-rating, certain emerging markets have become attractively valued. It is in these areas that we are focusing our research efforts.

To protect and grow your capital, we continue to seek out companies that have defensible business franchises, pricing power, limited financial leverage and the ability to return cash to shareholders, and which trade at a discount to intrinsic value based on future cash flows in a conservative economic growth scenario.

Respectfully,

James Hunt

Portfolio Manager

6	April 30, 2014

The Tocqueville International Value Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The MSCI EAFE Index is an unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville International Value Fund	19.48%	4.82%	15.41%	8.38%
MSCI EAFE Net Index	13.35%	5.66%	13.58%	6.93%
MSCI EAFE Gross Index	13.80%	6.15%	14.09%	7.41%

Semi-Annual Report	7

The Tocqueville Gold Fund

Dear Fellow Shareholder,

During the six months from the beginning of November through the end of April, the Tocqueville Gold Fund rose 3.6% to $39.96/share from $38.01/share. During the same six month period, the Fund’s benchmark, the Philadelphia Gold and Silver Index, declined 2.2% from 95.07 to 92.26, while the gold price declined 2.1% from $1324/oz. to $1296/oz.

Several of the Fund’s holdings, including Detour Gold, Tahoe Resources, and Randgold successfully completed important new mines, which expanded production and profitability, thereby removing the uncertainties usually associated with new mine startups. In addition, Osisko Mining, one of the Fund’s largest positions, was the target of a hostile takeover bid by Goldcorp. The situation was resolved by a joint takeover by Agnico Eagle and Yamana Gold at a substantial premium to Osisko’s trading price at the beginning of the calendar year. Royalty and streaming companies, including Franco Nevada, Royal Gold, and Silver Wheaton also turned in positive contributions to overall performance. These successful outcomes illustrate the benefits of the extensive due diligence by our research team, and show that not all mine expansions are bad for shareholders, which seems to be the general perception held among investors. We believe that further positive rerating lies ahead for all of these holdings in particular.

In addition, there are other important holdings in the Fund’s portfolio, which illustrate the same characteristics including Torex, Primero, Semafo, MAG Silver and B2 Gold. Over the past few years, we have gradually shifted the portfolio away from large capitalization stocks such as Newmont and Barrick Gold, which are saddled with debt, substantial calls on capital for expansion projects still underway, and unfocussed management, towards mid-tier producers that offer better prospects for value creation. These equities stand a good chance of producing satisfactory returns in the current directionless gold price environment in which the predominant population of gold mining companies find themselves, as opposed to those which are dependent on a rising tide of gold prices to deliver returns.

A few of the key holdings had a disappointing six months including Alamos, Eldorado, and Yamana. While we remain positive on these three holdings, and believe they offer the same characteristics of internal value generation in a difficult gold market as those mentioned in the previous paragraph, gold mining is subject to numerous risks which can represent headwinds during any given period of time. In the case of Alamos and Eldorado, political developments in Turkey adversely impacted share prices. While these companies operate high quality assets in Turkey, and while we believe that Turkey will continue to be a favorable country in which to operate, short-term headlines caused investor worries which we believe will prove to be temporary.

The reputation of the gold mining industry has sunk to new lows during the past two and a half years of a declining gold market. As we have stated during previous commentaries, a good bit of the negative press is well deserved. However, our experience demonstrates that this generalization has important exceptions, including most of the important holdings in the Tocqueville Gold Fund portfolio. On a more general note, the leadership in the mining industry has undergone important changes including substantial turnover among CEO’s, greatly improved financial discipline, and vigorous attention to cost containment. As a result, quarterly earnings reports have exceeded the expectations of brokerage analysts, making it ever more difficult for this rearward focused group to justify their negative tone of commentary.

The gold market appears to be undergoing a protracted base building process since making a low of $1193/oz. at the end of 2013. Market sentiment continues to be deeply negative and characteristic of important bottoms precedent to major trend changes. There are numerous potential catalysts, any one of which, in our opinion, could lead a rally that is surprising both as to timing and magnitude. These include, but are not limited to, the possibility of a trend reversal in the equity market, which has represented a major headwind for capital flows into the gold sector; a reversal of the tapering process by the Fed which, we think, is a good possibility given the increasing evidence that global economic growth is not only stalling but possibly beginning to decline; potential discovery on gold market rigging by bullion banks resulting from numerous legal complaints filed against members of the London Gold Fix in recent months; and, further unfavorable evolution of geopolitical concerns which, in our opinion, are far more serious today than in the past several years.

We appreciate your support as investors in the Tocqueville Gold Fund.

With all best wishes,

John C. Hathaway	Douglas B. Groh
Portfolio Manager	Portfolio Manager

8	April 30, 2014

The Tocqueville Gold Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2006, 2009, and 2010 the performance of The Tocqueville Gold Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Returns include the reinvestment of all dividends.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Gold Fund	-9.95%	-23.14%	4.11%	7.91%
Philadelphia Stock Exchange Gold and Silver Index	-13.83%	-23.97%	-3.73%	2.50%
Standard & Poor’s 500 Stock Index	20.44%	13.83%	19.14%	7.67%

Semi-Annual Report	9

The Delafield Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2014, the Delafield Fund’s net asset value increased 6.38% versus an increase of 3.08% for the Russell 2000 Index (“Russell 2000”) and 8.36% for the Standard & Poor’s 500 Index (“S&P 500”), each on a total return basis. Owing to the smaller average market capitalization of companies in the Russell 2000, we view it as the more appropriate comparative index to the Fund. The Fund’s net asset value as of April 30, 2014 was $38.12 per share. The net asset value amounted to $1,711,324,844 of which 84.1% was invested in equities, and the balance in cash and equivalents and fixed income securities.

Markets were strong for the better part of the first half of the Fund’s current fiscal year. Investors’ vigor was seemingly driven by favorable domestic and mostly stable international economic data. In the U.S., most reports during the period suggested ongoing, albeit modest improvement in the underlying economy. The domestic housing market made some progress, consumer net worth and the employment situation improved, and American manufacturing experienced the start of a renaissance, aided by the availability of cheap domestic natural gas sources. Corporate earnings results were not particularly robust, but were solid enough to also contribute to investor optimism. Potentially negative episodes, such as tapering of the Fed’s quantitative easing program were largely relegated to the background, and resulted in only brief market corrections during the six month period. The international economic picture was more mixed during the first half of the fiscal year, but with expectations set low, overall stability in Europe and slow growth in China was enough to satisfy the markets and offset geopolitical concerns in areas such as the Ukraine.

Our approach remained constant; namely, we continued to actively search for companies that we believed were selling at prices which seemed modest in relation to the company’s intrinsic value and where something could change to alter that company’s future for the better. The portfolio remains composed of companies where managements are taking actions to improve their businesses’ position. However, as some holdings approached full value in our opinion, we were inclined to sell out or trim a number of positions and as a result; we were net sellers during the period. Consequently, the Fund’s performance was tempered somewhat by its cash reserves, but these will serve as the dry powder with which to make new investments as we discover appealing opportunities at compelling valuations.

Stock selection contributed favorably to the Fund’s return during the six month period. Investments in materials, industrials, and information technology stocks, which represented about 70% of the portfolio during the first half of the fiscal year, contributed nearly all of both the absolute and relative performance for the period. With respect to individual stocks, PolyOne Corporation was the largest positive contributor to the portfolio’s performance, followed closely by Weatherford International Ltd. and Flextronics International Ltd. In contrast, Staples Inc., Hercules Offshore Inc. and Ascena Retail Group Inc. were the largest detractors to performance during the period. Sector allocation, which in any event is a coincidental effect of our bottom-up investment approach, had little bearing on the relative performance for the six month period.

With respect to movement within the portfolio over the last six months, the most substantial addition was Jabil Circuit, Inc. Jabil is a leading electronic manufacturing services company and one of the few hybrid players in the space. The shares came under pressure following the company’s fiscal 2014 first quarter earnings report, when management surprised investors with lowered near-term expectations. While near-term visibility is indeed cloudy, we believe that a rebound in business activity with their largest customer is likely, and that coupled with cost savings and bolstered by a $200 million share repurchase, we expect solid core earnings growth over the next several years.

During the first half of the fiscal year we also exited a long-term holding, Acuity Brands, Inc. This was a successful investment, but with shares appearing more fully valued to us, we sold the holdings.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia
Portfolio Manager	Portfolio Manager

10	April 30, 2014

The Delafield Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/04. Since the Delafield Fund did not commence operations until 9/28/09, returns prior to that date are those of the Predecessor Fund. The Delafield Fund assumed the net asset value and performance history of the Predecessor Fund (See Footnote 1 to the Financial Statements). Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2014

	1 Year	3 Year	5 Year	10 Year
The Delafield Fund	21.91%	9.73%	20.41%	10.71%
Standard & Poor’s 500 Stock Index	20.44%	13.83%	19.14%	7.67%
Russell 2000 Total Return Index	20.50%	10.74%	19.84%	8.67%

Semi-Annual Report	11

The Tocqueville Select Fund

Dear Fellow Shareholder,

For the six months ended April 30, 2014, the Tocqueville Select Fund’s net asset value decreased 0.56% versus an increase of 5.20% for the Russell 2500 Index (“Russell 2500”) and 3.08% for the Russell 2000 Index (“Russell 2000”), each on a total return basis. The net asset value as of April 30, 2014 was $13.96 per share. The net asset value amounted to $100,680,686 of which 87.7% was invested in equities, and the balance in cash and equivalents.

Favorable, albeit modestly so, domestic and mostly stable international economic data drove markets up for the better part of the first half of the Fund’s fiscal year. In the U.S., most reports during the period suggested a slowly improving economy. The domestic housing market made some progress, consumer net worth and the employment situation improved, and American manufacturing experienced the start of a renaissance, aided by the availability of cheap domestic natural gas sources. Corporate earnings results were not particularly robust, but were solid enough to also contribute to investor optimism. The international economic picture was more mixed during the first half of the fiscal year, but with expectations set low, overall stability in Europe and slow growth in China was enough to satisfy the markets.

Stock selection was unfavorable to the Fund’s return during the six month period and was the primary reason for the underperformance relative to the Russell 2500. Summer Infant, Inc., Staples, Inc. and EPAM Systems were the largest individual detractors from the six month performance. Together, they represented nearly 200 basis points of negative absolute and relative performance. Alternatively, Acuity Brands, Inc., Flextronics International Ltd. and McDermott International Inc. were the largest contributors to performance.

Sector weighting is a by-product of our company by company investment approach. However, there was no exposure to utilities, telecommunication services or health care stocks during the six month period. This negatively impacted the relative performance, as these categories, in aggregate, represented nearly 15% of the Russell 2500 during the period and were among the top performing sectors.

We remained committed to our investment strategy, where utilizing a strictly bottom-up approach we search for companies that we believe are selling at prices which seem modest in relation to the company’s intrinsic value and where something may change which will alter that company’s future for the better. With that in mind, our largest new investments during the six month period were Jabil Circuit Inc. and Oil States International Inc. Jabil is a leading electronic manufacturing services company and one of the few hybrid players in the space. The shares came under pressure following the company’s fiscal 2014 first quarter earnings report, when management surprised investors with lowered near-term expectations. While near-term visibility is indeed cloudy, we believe that a rebound in business activity with their largest customer is likely, and that coupled with cost savings and bolstered by a $200 million share repurchase, we expect solid core earnings growth over the next several years. Oil States is an oil field services firm consisting of four businesses, including hotels, onshore completion services, offshore products and contract drilling. Management has begun to unwind the existing conglomerate structure, and we believe that the sum of the parts is likely more valuable than the whole. We expect that the next phase of the strategy will be a spin-off of the hotel business, and subsequently conversion of that asset into a REIT structure. Our exit from long held Acuity Brands, Inc. during the period is an example of our sell discipline. While the company had very successfully taken advantage of the growth in LEDs and streamlined its operation to grow earnings, the valuation appeared full to us and we sold our holdings.

Sincerely,

J. Dennis Delafield	Vincent Sellecchia	Donald Wang
Portfolio Manager	Portfolio Manager	Portfolio Manager

12	April 30, 2014

The Tocqueville Select Fund

(Unaudited)

This chart assumes an initial gross investment of $10,000 made on 4/30/04. Since The Tocqueville Select Fund did not commence operations until 9/28/09, returns from the period from September 29, 2008 to September 27, 2009 are those of the Class Y Shares of the Predecessor Fund (See Footnote 1 to the Financial Statements). Prior to that period, returns shown are those of a limited partnership managed by the adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares held 90 days or less.

In 2013 the performance of The Tocqueville Select Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable.

The Russel 2500 Total Return Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Returns include the reinvestment of all dividends.

The Russell 2000 Total Return Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. Returns include the reinvestment of all dividends.

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDED APRIL 30, 2014

	1 Year	3 Year	5 Year	10 Year
The Tocqueville Select Fund	19.29%	7.19%	20.78%	10.71%
Russell 2500 Total Return Index	20.78%	12.00%	21.22%	9.71%
Russell 2000 Total Return Index	20.50%	10.74%	19.84%	8.67%

Semi-Annual Report	13

Expense Example—April 30, 2014 (Unaudited)

As a shareholder of The Tocqueville Trust (the “Funds”), you incur two types of costs (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2013-April 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	April 30, 2014

Expense Example Tables (Unaudited)

The Tocqueville Fund	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* November 1, 2013 - April 30, 2014
Actual	$1,000.00	$1,082.20	$6.45
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

The Tocqueville Opportunity Fund
Actual	$1,000.00	$1,011.30	$6.38
Hypothetical (5% return before expenses)	1,000.00	1,018.45	6.41

The Tocqueville International Value Fund
Actual	$1,000.00	$1,072.10	$6.42
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

The Tocqueville Gold Fund
Actual	$1,000.00	$1,035.50	$7.12
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.05

The Delafield Fund
Actual	$1,000.00	$1,063.80	$6.14
Hypothetical (5% return before expenses)	1,000.00	1,018.84	6.01

The Tocqueville Select Fund
Actual	$1,000.00	$994.40	$6.53
Hypothetical (5% return before expenses)	1,000.00	1,018.25	6.61

*	Expenses are equal to the Fund’s annualized six-month expense ratio (including extraordinary expenses) of 1.25%, 1.28%, 1.25%, 1.41%, 1.20% and 1.32% for The Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semi-Annual Report	15

The Tocqueville Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2014		Years Ended October 31,
			2013		2012		2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$30.67		$24.11		$22.23		$21.53	$18.47	$16.39

Operations:
Net investment income (1)	0.14		0.40		0.40		0.23	0.32	0.28
Net realized and unrealized gain	2.35		6.51		1.81		0.80	2.97	2.09

Total from investment operations *	2.49		6.91		2.21		1.03	3.29	2.37

Distributions to shareholders:
Dividends from net investment income	(0.30)		(0.35)		(0.33)		(0.33)	(0.23)	(0.29)
Distributions from net realized gains	(0.25)		—		—		—	—	—

Total distributions	(0.55)		(0.35)		(0.33)		(0.33)	(0.23)	(0.29)

Change in net asset value for the period	1.94		6.56		1.88		0.70	3.06	2.08

Net asset value, end of period	$32.61		$30.67		$24.11		$22.23	$21.53	$18.47

* Includes redemption fees per share of	$0.00	(2)	$0.00	(2)	$0.00	(2)	$0.00 (2)	$0.00 (2)	$0.01
Total Return	8.2	%(4)	29.0%		10.1%		4.8%	18.0%	14.8%
Ratios/supplemental data
Net assets, end of period (000)	$377,845		$348,269		$366,025		$491,541	$489,670	$383,470
Ratio to average net assets:
Expenses before waiver/reimbursement	1.25	%(5)	1.28%		1.29%		1.26%	1.26%	1.33%
Expenses after waiver/reimbursement	1.25	%(5)	1.26	%(3)	1.26	%(3)	1.25%	1.25%	1.25%
Net investment income before waiver/reimbursement	0.88	%(5)	1.33%		1.30%		0.97%	1.65%	1.60%
Net investment income after waiver/reimbursement	0.88	%(5)	1.35%		1.33%		0.98%	1.66%	1.68%
Portfolio turnover rate	12	%(4)	16%		17%		28%	23%	32%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Includes 0.01% of interest expense which is not included in the Fund’s operating expense cap.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

16	April 30, 2014

The Tocqueville Opportunity Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2014		Years Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$21.29		$15.76	$14.96	$13.20	$10.78	$9.77

Operations:
Net investment loss (1)	(0.07)		(0.13)	(0.11)	(0.13)	(0.12)	(0.11)
Net realized and unrealized gain	0.34		5.66	0.91	1.89	2.54	1.23

Total from investment operations *	0.27		5.53	0.80	1.76	2.42	1.12

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	(0.01)
Distributions from net realized gains	(1.09)		—	—	—	—	(0.10)

Total distributions	(1.09)		—	—	—	—	(0.11)

Change in net asset value for the period	(0.82)		5.53	0.80	1.76	2.42	1.01

Net asset value, end of period	$20.47		$21.29	$15.76	$14.96	$13.20	$10.78

* Includes redemption fees per share of	$0.00	(2)	$0.00 (2)	$0.00 (2)	$0.00 (2)	$0.00 (2)	$0.00 (2)
Total Return	1.1	%(3)	35.1%	5.4%	13.3%	22.6%	11.7%
Ratios/supplemental data
Net assets, end of period (000)	$81,819		$80,609	$65,455	$46,963	$32,863	$30,498
Ratio to average net assets:
Expense	1.28	%(4)	1.30%	1.32%	1.36%	1.41%	1.41%
Net investment loss	(0.75	)%(4)	(0.64)%	(0.76)%	(1.04)%	(1.08)%	(0.97)%
Portfolio turnover rate	43	%(3)	100%	77%	110%	104%	62%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Not Annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	17

The Tocqueville International Value Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2014		Years Ended October 31,
			2013		2012	2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$14.71		$11.68		$12.00	$12.12	$10.48	$8.49

Operations:
Net investment income (1)	0.06		0.24		0.17	0.11	0.11	0.10
Net realized and unrealized gain (loss)	0.99		2.97		(0.37)	(0.16)	1.65	2.59

Total from investment operations *	1.05		3.21		(0.20)	(0.05)	1.76	2.69

Distributions to shareholders:
Dividends from net investment income	(0.23)		(0.18)		(0.12)	(0.07)	(0.12)	(0.20)
Distributions from net realized gains	—		—		—	—	—	(0.50)

Total distributions	(0.23)		(0.18)		(0.12)	(0.07)	(0.12)	(0.70)

Change in net asset value for the period	0.82		3.03		(0.32)	(0.12)	1.64	1.99

Net asset value, end of period	$15.53		$14.71		$11.68	$12.00	$12.12	$10.48

* Includes redemption fees of	$0.00	(2)	$0.00	(2)	$0.00 (2)	$0.01	$0.00 (2)	$0.00 (2)
Total Return	7.2	%(4)	27.8%		(1.6)%	(0.5)%	17.0%	34.0%
Ratios/supplemental data
Net assets, end of period (000)	$273,017		$262,981		$218,793	$199,848	$150,103	$131,613
Ratio to average net assets:
Expenses before waiver/reimbursement	1.53	%(5)	1.55%		1.56%	1.56%	1.56%	1.62%
Expenses after waiver/reimbursement	1.25	%(5)	1.30	%(3)	1.56%	1.56%	1.56%	1.62%
Net investment income before waiver/reimbursement	0.49	%(5)	1.55%		1.53%	0.99%	1.03%	0.96%
Net investment income after waiver/reimbursement	0.77	%(5)	1.80	%(3)	1.53%	0.99%	1.03%	0.96%
Portfolio turnover rate	17	%(4)	37%		38%	30%	27%	27%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Expense limitation agreement of 1.25% was implemented on January 1, 2014.
(4)	Not Annualized.
(5)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

18	April 30, 2014

The Tocqueville Gold Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2014		Years Ended October 31,
			2013	2012	2011	2010	2009
	(Unaudited)
Net asset value, beginning of period	$38.01		$72.82	$81.97	$82.00	$49.71	$21.77

Operations:
Net investment loss (1)	(0.01)		(0.26)	(0.35)	(0.67)	(0.58)	(0.45)
Net realized and unrealized gain (loss)	1.36		(32.93)	(7.47)	2.25	32.96	29.28

Total from investment operations *	1.35		(33.19)	(7.82)	1.58	32.38	28.83

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—	—
Distributions from net realized gains	—		(1.62)	(1.33)	(1.61)	(0.09)	(0.89)

Total distributions	—		(1.62)	(1.33)	(1.61)	(0.09)	(0.89)

Change in net asset value for the period	1.35		(34.81)	(9.15)	(0.03)	32.29	27.94

Net asset value, end of period	$39.36		$38.01	$72.82	$81.97	$82.00	$49.71

* Includes redemption fees per share of	$0.01		$0.02	$0.02	$0.10	$0.06	$0.03
Total Return	3.6	%(2)	(46.4)%	(9.5)%	1.8%	65.2%	135.2%
Ratios/supplemental data
Net assets, end of period (000)	$1,373,935		$1,215,081	$2,445,913	$2,647,078	$2,199,603	$937,492
Ratio to average net assets:
Expense	1.41	%(3)	1.34%	1.28%	1.25%	1.34%	1.50%
Net investment loss	(0.71	)%(3)	(0.41)%	(0.56)%	(0.86)%	(1.11)%	(1.25)%
Portfolio turnover rate	1	%(2)	14%	11%	3%	9%	9%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Not Annualized.
(3)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	19

The Delafield Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2014		Years Ended October 31,					January 1, 2009 through October 31, 2009
			2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of period	$37.13		$29.79	$27.21	$26.65	$21.35		$15.10

Operations:
Net investment income (loss) (1)	(0.04)		(0.05)	(0.04)	(0.08)	(0.00	)(2)	0.03
Net realized and unrealized gain (loss)	2.36		9.19	2.99	0.64	5.32		6.25

Total from investment operations *	2.32		9.14	2.95	0.56	5.32		6.28

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	—		(0.03)
Distributions from net realized gains	(1.33)		(1.80)	(0.37)	—	—		—
Return of capital	—		—	—	—	(0.02)		(0.00	)(2)

Total distributions	(1.33)		(1.80)	(0.37)	—	(0.02)		(0.03)

Change in net asset value for the period	0.99		7.34	2.58	0.56	5.30		6.25

Net asset value, end of period	$38.12		$37.13	$29.79	$27.21	$26.65		$21.35

* Includes redemption fees of	$0.00	(2)	$0.00 (2)	$0.00 (2)	$0.01	$0.01		$0.01
Total Return	6.4	%(3)	32.1%	11.0%	2.1%	25.0%		41.6	%(3)
Ratios/supplemental data
Net assets, end of period (000)	$1,711,325		$1,759,341	$1,346,273	$1,262,876	$933,674		$636,548
Ratio to average net assets:
Expenses before waiver/reimbursement	1.20	%(4)	1.21%	1.23%	1.23%	1.27%		1.38	%(4)
Expenses after waiver/reimbursement	1.20	%(4)	1.21%	1.23%	1.23%	1.27%		1.38	%(4)
Net investment income (loss) before waiver/reimbursement	(0.20	)%(4)	(0.15)%	(0.13)%	(0.30)%	(0.02)%		0.21	%(4)
Net investment income (loss) after waiver/reimbursement	(0.20	)%(4)	(0.15)%	(0.13)%	(0.30)%	(0.02)%		0.21	%(4)
Portfolio turnover rate	17	%(3)	34%	49%	38%	30%		46	%(3)

(1)	Net investment income (loss) per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	April 30, 2014

The Tocqueville Select Fund

Financial Highlights

Per share operating performance (For a share outstanding throughout the period)	Six Months Ended April 30, 2014		Years Ended October 31,				January 1, 2009 through October 31, 2009
			2013	2012	2011	2010
	(Unaudited)
Net asset value, beginning of period	$15.57		$11.35	$11.06	$11.54	$8.46	$5.77

Operations:
Net investment income (loss) (1)	(0.03)		(0.06)	(0.04)	(0.07)	(0.03)	(0.00	)(4)
Net realized and unrealized gain (loss)	(0.04)		4.79	0.44	0.12	3.12	2.70

Total from investment operations *	(0.07)		4.73	0.40	0.05	3.09	2.70

Distributions to shareholders:
Dividends from net investment income	—		—	—	—	(0.01)	(0.00	)(4)
Distributions from net realized gains	(1.54)		(0.51)	(0.11)	(0.53)	—	—
Return of capital	—		—	—	—	—	(0.01)

Total distributions	(1.54)		(0.51)	(0.11)	(0.53)	(0.01)	(0.01)

Change in net asset value for the period	(1.61)		4.22	0.29	(0.48)	3.08	2.69

Net asset value, end of period	$13.96		$15.57	$11.35	$11.06	$11.54	$8.46

* Includes redemption fees of	$0.00	(2)	$0.00 (2)	$0.00 (2)	$0.01	$0.01	$0.00
Total Return	(0.6	)%(3)	43.2%	3.7%	(0.1)%	36.6%	46.7	%(3)
Ratios/supplemental data
Net assets, end of period (000)	$100,681		$99,888	$84,549	$71,554	$41,788	$24,681
Ratio to average net assets:
Expenses before waiver/reimbursement	1.32	%(4)	1.34%	1.37%	1.36%	1.38%	2.03	%(4)
Expenses after waiver/reimbursement	1.32	%(4)	1.34%	1.37%	1.36%	1.38%	1.26	%(4)
Net investment loss before waiver/reimbursement	(0.55	)%(4)	(0.39)%	(0.36)%	(0.67)%	(0.43)%	(0.93	)%(4)
Net investment income (loss) after waiver/reimbursement	(0.55	)%(4)	(0.39)%	(0.36)%	(0.67)%	(0.43)%	(0.16	)%(4)
Portfolio turnover rate	17	%(3)	28%	31%	28%	40%	24	%(3)

(1)	Net investment income (loss) per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.
(3)	Not annualized.
(4)	Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	21

The Tocqueville Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks—95.8%	Shares	Value
Automobiles & Components—2.5%
Allison Transmission Holdings, Inc.	100,000	$2,984,000
Ford Motor Co.	400,000	6,460,000
		9,444,000
Banks—1.4%
M&T Bank Corp.	20,000	2,440,200
Mitsubishi UFJ Financial Group, Inc.—ADR	500,000	2,675,000
		5,115,200
Capital Goods—6.0%
General Electric Co.	450,000	12,100,500
Illinois Tool Works, Inc.	50,000	4,261,500
The Boeing Co.	50,000	6,451,000
		22,813,000
Commercial & Professional Services—3.7%
Steelcase, Inc.	250,000	4,120,000
The ADT Corp.	100,000	3,024,000
Pitney Bowes, Inc.	250,000	6,700,000
		13,844,000
Consumer Services—2.7%
Bob Evans Farms, Inc.	75,000	3,515,250
DeVry Education Group, Inc.	150,000	6,754,500
		10,269,750
Diversified Financials—4.8%
Capital One Financial Corp.	90,000	6,651,000
Lazard Ltd.(a)	100,000	4,705,000
The Bank of New York Mellon Corp.	200,000	6,774,000
		18,130,000
Energy—12.2%
Bill Barrett Corp.(b)	100,000	2,368,000
Cameco Corp.(a)	200,000	4,258,000
Energen Corp.	100,000	7,791,000
Energy XXI Bermuda Ltd. (a)	120,000	2,871,600
Exxon Mobil Corp.	100,000	10,241,000
McDermott International, Inc.(a)(b)	300,000	2,169,000
Murphy Oil Corp.	100,000	6,343,000
Schlumberger Ltd.(a)	100,000	10,155,000
		46,196,600
Food & Staples Retailing—2.1%
Wal-Mart Stores, Inc.	100,000	7,971,000
Food, Beverage & Tobacco—3.7%
Campbell Soup Co.	125,000	5,686,250
The Coca-Cola Co.	200,000	8,158,000
		13,844,250
Household & Personal Products—4.0%
Colgate-Palmolive Co.	100,000	6,730,000
The Procter & Gamble Co.	100,000	8,255,000
		14,985,000
Insurance—2.9%
Aflac, Inc.	100,000	6,272,000
XL Group PLC(a)	150,000	4,702,500
		10,974,500
Materials—7.5%
BHP Billiton Ltd.(a)	75,000	5,290,500
El du Pont de Nemours & Co.	150,000	10,098,000
Goldcorp, Inc.(a)	265,000	6,550,800
Sonoco Products Co.	150,000	6,312,000
		28,251,300
Pharmaceuticals, Biotechnology & Life Sciences—14.0%
Alkermes PLC(a)(b)	200,000	9,252,000
Allergan, Inc.	40,000	6,633,600
Isis Pharmaceuticals, Inc.(b)	200,000	5,322,000
Johnson & Johnson	100,000	10,129,000
Merck & Co., Inc.	150,000	8,784,000
Omeros Corp.(b)	175,000	2,166,500
Perrigo Co. PLC(a)	20,000	2,897,200
Pfizer, Inc.	250,000	7,820,000
		53,004,300
Retailing—0.7%
Target Corp.	40,000	2,470,000
Semiconductors & Semiconductor Equipment—4.1%
Applied Materials, Inc.	400,000	7,624,000
Intel Corp.	300,000	8,007,000
		15,631,000
Software & Services—9.2%
Automatic Data Processing, Inc.	100,000	7,796,000
Facebook, Inc.(b)	75,000	4,483,500
Google, Inc.(b)	7,000	3,686,620
Google, Inc.(b)	7,000	3,744,160
Microsoft Corp.	300,000	12,120,000
Oracle Corp.	75,000	3,066,000
		34,896,280
Technology Hardware & Equipment—7.6%
Apple, Inc.	10,000	5,900,900
Bio-key International, Inc.(b)(c)(d)(e)(Originally acquired 04/16/05, Cost $0)	47,090	—
EMC Corp.	300,000	7,740,000
Fusion-io, Inc.(b)	400,000	3,452,000
QUALCOMM, Inc.	30,000	2,361,300
Xerox Corp.	750,000	9,067,500
		28,521,700

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

22	April 30, 2014

The Tocqueville Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks (continued)	Shares	Value
Telecommunication Services—1.2%
Verizon Communications, Inc.	100,000	$4,673,000
Transportation—2.9%
CH Robinson Worldwide, Inc.	60,000	3,534,000
Delta Air Lines, Inc.	200,000	7,366,000
		10,900,000
Utilities—2.6%
NextEra Energy, Inc.	100,000	9,985,000
Total Common Stocks (Cost $245,798,781)		361,919,880
Real Estate Investment Trust (REIT)—2.0%
Real Estate—2.0%
Weyerhaeuser Co.	250,000	7,462,500
Total Real Estate Investment Trust (Cost $4,426,162)		7,462,500
Short-Term Investment—2.2%
Money Market Fund—2.2%
STIT-Treasury Portfolio, 0.01%(f)	8,590,924	8,590,924
Total Short-Term Investment (Cost $8,590,924)		8,590,924
Total Investments (Cost $258,815,867)—100.0%		377,973,304
Liabilities in Excess of Other Assets—0.0%		(128,215)
Total Net Assets—100.0%		$377,845,089

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Australia 1.4%; Bermuda 2.0%; Canada 2.9%; Curacao 2.7%; Ireland 4.5%; Japan 0.7%; Panama 0.6%.
(b)	Non-income producing security.
(c)	Denotes a security that is either fully or partially restricted to resale. The aggregate value of restricted securities as of April 30, 2014 was $0 which represented 0.0% of net assets.
(d)	Security is fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securites as of April 30, 2014 was $0 which represented 0.0% of net assets.
(e)	Security is considered illiquid and may be difficult to sell.
(f)	Rate listed is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	23

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks—99.4%	Shares	Value
Automobiles & Components—3.5%
Allison Transmission Holdings, Inc.	14,500	$432,680
BorgWarner, Inc.	6,400	397,696
Delphi Automotive PLC(a)	2,000	133,680
Tesla Motors, Inc.(b)	5,300	1,101,817
The Goodyear Tire & Rubber Co.	12,500	315,000
TRW Automotive Holdings Corp.(b)	3,200	257,120
Visteon Corp.(b)	2,500	217,025
		2,855,018
Banks—4.4%
Bank of the Ozarks, Inc.	9,100	545,090
City National Corp.	1,200	87,084
First Financial Holdings, Inc.	7,800	448,266
First Republic Bank	4,900	248,724
Ocwen Financial Corp.(b)	3,300	125,070
Pinnacle Financial Partners, Inc.	23,700	819,309
Regions Financial Corp.	16,000	162,240
Signature Bank(b)	5,000	594,100
Talmer Bancorp, Inc.(b)	3,000	40,230
Texas Capital Bancshares, Inc.(b)	8,100	455,139
Umpqua Holdings Corp.	2,500	41,575
		3,566,827
Capital Goods—13.0%
Acuity Brands, Inc.	3,300	411,081
AerCap Holdings NV(a)(b)	1,000	41,730
AMETEK, Inc.	8,500	448,120
AO Smith Corp.	10,500	490,980
Astronics Corp.(b)	3,600	205,632
B/E Aerospace, Inc.(b)	8,000	702,160
Belden, Inc.	2,800	206,668
Chicago Bridge & Iron Co. NV(a)	4,500	360,315
Colfax Corp.(b)	4,100	295,118
Donaldson Co., Inc.	6,100	256,749
Fortune Brands Home & Security, Inc.	8,000	318,800
Generac Holdings, Inc.	3,600	211,968
Graco, Inc.	1,700	123,250
HD Supply Holdings, Inc.(b)	3,500	90,230
HEICO Corp.	5,000	276,600
Hexcel Corp.(b)	7,300	304,337
Hubbell, Inc.	3,700	435,564
IDEX Corp.	3,200	238,624
Lennox International, Inc.	2,800	234,724
Lincoln Electric Holdings, Inc.	3,700	247,197
MasTec, Inc.(b)	2,400	94,992
The Middleby Corp.(b)	2,100	530,208
Navistar International Corp.(b)	3,500	132,755
Nordson Corp.	4,700	349,445
PGT, Inc.(b)	40,000	398,000
Proto Labs, Inc.(b)	2,750	166,485
The Toro Co.	2,100	133,434
TransDigm Group, Inc.	4,200	747,054
United Rentals, Inc.(b)	7,000	$656,810
WABCO Holdings, Inc.(b)	4,800	513,648
Wabtec Corp.	6,800	506,940
Watsco, Inc.	4,600	473,386
		10,603,004
Commercial & Professional Services—1.3%
Copart, Inc.(b)	3,400	123,318
Equifax, Inc.	7,500	531,075
Robert Half International, Inc.	5,100	228,480
WageWorks, Inc.(b)	3,700	156,769
		1,039,642
Consumer Durables & Apparel—5.1%
Cie Financiere Richemont SA(a)	1,000	101,466
Fossil Group, Inc.(b)	3,000	319,950
Haier Electronics Group Co., Ltd.(a)	36,000	88,410
Hanesbrands, Inc.	9,300	763,437
Harman International Industries, Inc.	1,200	131,532
Jarden Corp.(b)	3,500	200,025
Michael Kors Holdings Ltd.(a)(b)	4,000	364,800
Mohawk Industries, Inc.(b)	2,000	264,820
Polaris Industries, Inc.	4,900	658,217
Prada SpA(a)	6,000	47,904
Steven Madden Ltd.(b)	3,000	106,830
Tempur Sealy International, Inc.(b)	3,400	170,612
The Ryland Group, Inc.	3,400	130,526
Tupperware Brands Corp.	2,500	212,275
Under Armour, Inc.(b)	8,600	420,454
Whirlpool Corp.	1,300	199,394
		4,180,652
Consumer Services—3.1%
Bob Evans Farms, Inc.	500	23,435
Domino’s Pizza, Inc.	6,800	505,784
Dunkin’ Brands Group, Inc.	10,900	496,059
Jack in the Box, Inc.(b)	5,600	299,824
Panera Bread Co.(b)	2,100	321,237
Starbucks Corp.	3,500	247,170
Starwood Hotels & Resorts Worldwide, Inc.	3,100	237,615
Wyndham Worldwide Corp.	3,000	214,020
Wynn Resorts Ltd.	1,000	203,890
		2,549,034
Diversified Financials—3.9%
Affiliated Managers Group, Inc.(b)	1,900	376,580
Blackstone Group LP	19,000	561,070
CBOE Holdings, Inc.	3,400	181,424
Financial Engines, Inc.	2,500	110,625
KKR & Co. LP	12,700	288,417
Lazard Ltd.(a)	6,800	319,940
MSCI, Inc.(b)	2,100	85,134

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

24	April 30, 2014

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks (continued)	Shares	Value
Portfolio Recovery Associates, Inc.(b)	5,700	$325,755
T. Rowe Price Group, Inc.	3,200	262,816
The Charles Schwab Corp.	14,000	371,700
Waddell & Reed Financial, Inc.	4,600	310,270
		3,193,731
Energy—2.8%
Antero Resources Corp.(b)	700	45,969
Cabot Oil & Gas Corp.	1,500	58,920
Cheniere Energy, Inc.(b)	13,700	773,365
Concho Resources, Inc.(b)	800	104,360
Core Laboratories NV(a)	800	150,144
Dril-Quip, Inc.(b)	1,200	135,744
FMC Technologies, Inc.(b)	1,000	56,700
Halcon Resources Corp.(b)	47,500	262,200
Oceaneering International, Inc.	4,700	344,416
Pioneer Natural Resources Co.	1,000	193,270
SM Energy Co.	2,000	148,260
		2,273,348
Food, Beverage & Tobacco—2.2%
Constellation Brands, Inc.(b)	7,400	590,816
Monster Beverage Corp.(b)	1,000	66,960
The Boston Beer Co., Inc.(b)	1,600	393,664
The Hain Celestial Group, Inc.(b)	5,100	438,702
The WhiteWave Foods Co.(b)	11,000	304,590
		1,794,732
Health Care Equipment & Services—4.3%
Align Technology, Inc.(b)	5,500	277,145
athenahealth, Inc.(b)	2,100	259,644
DexCom, Inc.(b)	9,200	298,448
HeartWare International, Inc.(b)	1,000	84,960
IDEXX Laboratories, Inc.(b)	3,700	467,828
Insulet Corp.(b)	6,900	259,647
Medidata Solutions, Inc.(b)	4,200	152,502
MWI Veterinary Supply, Inc.(b)	1,100	172,304
ResMed, Inc.	6,700	333,995
Sirona Dental Systems, Inc.(b)	2,700	203,094
Teleflex, Inc.	2,100	214,389
Tenet Healthcare Corp.(b)	5,200	234,416
The Cooper Cos., Inc.	1,300	171,483
Tornier NV(a)(b)	10,300	174,791
Universal Health Services, Inc.	2,900	237,191
		3,541,837
Household & Personal Products—0.7%
Church & Dwight Co., Inc.	2,800	193,228
Herbalife Ltd.(a)	3,000	179,940
Nu Skin Enterprises, Inc.	2,400	208,800
		581,968
Insurance—0.5%
Arthur J. Gallagher & Co.	4,200	$189,084
RenaissanceRe Holdings Ltd.(a)	2,000	202,420
		391,504
Materials—5.3%
Airgas, Inc.	900	95,634
AptarGroup, Inc.	2,600	175,292
Ball Corp.	5,100	286,569
Caesarstone Sdot-Yam Ltd.(a)	7,000	365,260
Crown Holdings, Inc.(b)	4,500	212,265
Eagle Materials, Inc.	3,000	249,990
Eastman Chemical Co.	1,600	139,472
Ecolab, Inc.	2,600	272,064
HB Fuller Co.	2,200	101,926
International Flavors & Fragrances, Inc.	3,700	364,524
Owens-Illinois, Inc.(b)	6,500	206,570
Packaging Corp. of America	6,200	413,106
Rock-Tenn Co.	2,400	229,464
Schweitzer-Mauduit International, Inc.	500	21,820
Sealed Air Corp.	9,500	325,945
The Sherwin-Williams Co.	900	179,856
The Valspar Corp.	4,200	306,768
WR Grace & Co.(b)	4,000	368,400
		4,314,925
Media—0.8%
Discovery Communications, Inc.(b)	2,500	189,750
Lions Gate Entertainment Corp.(a)	5,000	132,650
Morningstar, Inc.	4,200	307,986
		630,386
Pharmaceuticals, Biotechnology & Life Sciences—22.4%
Acceleron Pharma, Inc.(b)	7,000	240,450
Actavis plc(a)(b)	7,106	1,451,969
Aegerion Pharmaceuticals, Inc.(b)	3,900	172,614
Alexion Pharmaceuticals, Inc.(b)	3,700	585,340
Alkermes PLC(a)(b)	10,500	485,730
Allergan, Inc.	2,900	480,936
Alnylam Pharmaceuticals, Inc.(b)	15,800	782,574
Auspex Pharmaceuticals, Inc.(b)	5,000	107,200
Auxilium Pharmaceuticals, Inc.(b)	3,500	78,785
BioMarin Pharmaceutical, Inc.(b)	6,500	378,495
Bluebird Bio, Inc.(b)	500	9,900
Celldex Therapeutics, Inc.(b)	5,500	82,500
Cepheid, Inc.(b)	3,500	152,180
Clovis Oncology, Inc.(b)	6,000	324,420
Cubist Pharmaceuticals, Inc.(b)	5,000	350,300
Dicerna Pharmaceuticals, Inc.(b)	3,500	65,695
Endo International PLC(a)(b)	3,900	245,486
Endocyte, Inc. (b)	2,500	45,275
Five Prime Therapeutics, Inc.(b)	22,000	307,340
Genfit(a)(b)	2,000	57,991

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	25

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks (continued)	Shares	Value
Genmab A/S(a)(b)	8,500	$315,827
Incyte Corp., Ltd.(b)	11,000	534,160
Infinity Pharmaceuticals, Inc.(b)	500	4,885
Innate Pharma SA(a)(b)	5,000	42,245
Inovio Pharmaceuticals, Inc.(b)	67,500	159,975
Intercept Pharmaceuticals, Inc.(b)	3,300	871,596
Intrexon Corp.(b)	4,000	75,520
Isis Pharmaceuticals, Inc.(b)	11,000	292,710
Jazz Pharmaceuticals Plc(a)(b)	2,800	377,720
KYTHERA Biopharmaceuticals, Inc.(b)	2,500	81,525
La Jolla Pharmaceutical Co.(b)	18,500	169,090
Medivation, Inc.(b)	7,100	427,491
Mettler-Toledo International, Inc.(b)	1,350	314,712
Mylan, Inc.(b)	5,500	279,290
NewLink Genetics Corp.(b)	2,000	44,000
NPS Pharmaceuticals, Inc.(b)	39,000	1,038,180
Omeros Corp.(b)	12,000	148,560
OncoGenex Pharmaceutical, Inc.(b)	12,100	46,948
OncoMed Pharmaceuticals, Inc.(b)	8,600	226,524
PAREXEL International Corp.(b)	3,200	145,120
PerkinElmer, Inc.	1,500	62,955
Perrigo Co. PLC(a)	2,700	391,122
Pharmacyclics, Inc.(b)	11,000	1,040,380
Prosensa Holding NV(a)(b)	27,000	188,730
PTC Therapeutics, Inc.(b)	10,800	211,032
Puma Biotechnology, Inc.(b)	500	37,770
Regeneron Pharmaceuticals, Inc.(b)	3,500	1,039,115
Regulus Therapeutics, Inc.(b)	18,000	128,340
Salix Pharmaceuticals Ltd.(b)	8,400	924,000
Sangamo BioSciences, Inc.(b)	9,000	124,560
Seattle Genetics, Inc.(b)	17,000	654,160
Stemline Therapeutics, Inc.(b)	7,000	107,170
Supernus Pharmaceuticals, Inc.(b)	15,000	123,150
Swedish Orphan Biovitrum AB(a)(b)	8,000	87,847
Synageva BioPharma Corp.(b)	3,700	319,569
United Therapeutics Corp.(b)	2,200	220,022
Valeant Pharmaceuticals International, Inc.(a)(b)	2,100	280,791
Vertex Pharmaceuticals, Inc.(b)	5,500	372,350
		18,314,321
Retailing—4.8%
Dick’s Sporting Goods, Inc.	5,300	279,098
Francesca’s Holdings Corp.(b)	2,100	34,356
GNC Holdings, Inc.	6,000	270,000
Groupon, Inc.(b)	1,000	6,990
L Brands, Inc.	3,500	189,700
Liberty Ventures(b)	3,000	174,120
Lithia Motors, Inc.	1,700	126,276
The Priceline Group, Inc.(b)	1,300	1,505,075
Sally Beauty Holdings, Inc.(b)	8,000	219,280
TripAdvisor, Inc.(b)	3,200	258,368
Ulta Salon Cosmetics & Fragrance, Inc.(b)	4,900	$429,779
Urban Outfitters, Inc.(b)	9,500	338,722
Williams-Sonoma, Inc.	1,800	113,076
		3,944,840
Semiconductors & Semiconductor Equipment—1.3%
ARM Holdings PLC—ADR	6,500	295,880
Cavium, Inc.(b)	6,800	288,116
Cree, Inc.(b)	4,100	193,397
Skyworks Solutions, Inc.	8,000	328,400
		1,105,793
Software & Services—11.7%
Alliance Data Systems Corp.(b)	450	108,855
ANSYS, Inc.(b)	4,800	366,288
Aspen Technology, Inc.(b)	11,700	502,983
Broadridge Financial Solutions, Inc.	5,500	210,870
Cadence Design Systems, Inc.(b)	14,500	225,620
CommVault Systems, Inc.(b)	2,100	101,640
Concur Technologies, Inc.(b)	6,800	547,196
CoreLogic, Inc.(b)	5,700	159,771
Cornerstone OnDemand, Inc.(b)	1,500	55,140
CoStar Group, Inc.(b)	1,450	233,291
Equinix, Inc.(b)	500	93,905
FactSet Research Systems, Inc.	2,500	266,250
FleetCor Technologies, Inc.(b)	4,000	456,520
Gartner, Inc.(b)	5,200	358,488
Guidewire Software, Inc.(b)	2,500	94,400
LinkedIn Corp.(b)	400	61,388
Manhattan Associates, Inc.(b)	26,000	819,780
NetSuite, Inc.(b)	8,300	641,673
OpenTable, Inc.(b)	1,700	114,172
Pandora Media, Inc.(b)	7,500	175,650
PTC, Inc.(b)	8,500	300,645
Qlik Technologies, Inc.(b)	6,000	131,880
Red Hat, Inc.(b)	4,500	218,925
Salesforce.com, Inc.(b)	4,000	206,600
ServiceNow, Inc.(b)	9,000	447,480
SolarWinds, Inc.(b)	4,500	181,440
Solera Holdings, Inc.	7,400	479,372
Splunk, Inc.(b)	8,500	463,845
SS&C Technologies Holdings, Inc.(b)	4,100	159,572
Teradata Corp.(b)	2,000	90,920
The Ultimate Software Group, Inc.(b)	3,800	454,594
Workday, Inc.(b)	6,400	467,648
Yelp, Inc.(b)	6,500	379,080
		9,575,881
Technology Hardware & Equipment—2.6%
3D Systems Corp.(b)	4,000	189,360
FEI Co.	2,300	182,896

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

26	April 30, 2014

The Tocqueville Opportunity Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks (continued)	Shares	Value
FLIR Systems, Inc.	5,200	$177,008
InvenSense, Inc.(b)	7,000	150,710
IPG Photonics Corp.(b)	1,900	122,797
NCR Corp.(b)	8,300	253,233
Palo Alto Networks, Inc.(b)	8,000	508,640
Stratasys Ltd.(a)(b)	1,000	96,870
Trimble Navigation Ltd.(b)	11,500	441,945
		2,123,459
Transportation—5.7%
American Airlines Group, Inc.(b)	32,000	1,122,240
Delta Air Lines, Inc.	48,000	1,767,840
Genesee & Wyoming, Inc.(b)	1,800	178,218
Kirby Corp.(b)	1,600	160,992
Old Dominion Freight Line, Inc.(b)	4,500	272,835
Spirit Airlines, Inc.(b)	10,500	596,820
United Continental Holdings, Inc.(b)	15,000	613,050
		4,711,995
Total Common Stocks (Cost $65,430,229)		81,292,897
Real Estate Investment Trust (REIT)—0.3%
Real Estate—0.3%
Extra Space Storage, Inc.	4,050	211,936
Total Real Estate Investment Trust (Cost $172,908)		211,936
Purchased Call Options—0.3%	Contracts

Capital Goods—0.0%
Ametek, Inc. Expiration: September 2014, Exercise Price: $55.00(b)	40	7,000
Food, Beverage & Tobacco—0.0%
Constellation Brands, Inc. Expiration: October 2014, Exercise Price: $85.00(b)	20	5,000
Pharmaceuticals, Biotechnology & Life Sciences—0.2%
Endocyte, Inc. Expiration: July 2014, Exercise Price: $12.50(b)	100	64,000
Gilead Sciences, Inc. Expiration: August 2014, Exercise Price: $82.50(b)	100	36,500
Gilead Sciences, Inc. Expiration: November 2014, Exercise Price: $85.00(b)	80	40,000
Merrimack Pharmaceuticals, Inc. Expiration: June 2014, Exercise Price: $7.50(b)	200	11,000
		151,500
Retailing—0.0%
American Eagle Outfitters, Inc. Expiration: August 2014, Exercise Price: $13.00(b)	100	$4,000
Software & Services—0.0%
Facebook, Inc. Expiration: May 2014, Exercise Price: $64.00(b)	60	6,000
Transportation—0.1%
Copa Holdings SA Expiration: August 2014, Exercise Price: $135.00(b)	50	40,000
Kansas City Southern Expiration: September 2014, Exercise Price: $100.00(b)	100	65,000
		105,000
Total Purchased Call Options (Cost $338,643)		278,500
Short-Term Investment—0.1%	Shares

Money Market Fund—0.1%
STIT-Treasury Portfolio, 0.01%(c)	97,089	97,089
Total Short-Term Investment (Cost $97,089)		97,089
Total Investments (Cost $66,038,869)—100.1%		81,880,422
Liabilities in Excess of Other Assets—(0.1)%		(61,236)
Total Net Assets—100.0%		$81,819,186

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Foreign issued security. Foreign concentration (including ADR’s) was as follows: Bermuda 0.7%; Canada 0.5%; Cayman Islands 0.2%; Denmark 0.4%; France 0.1%; Ireland 3.6%; Israel 0.6%; Italy 0.1%; Jersey 0.2%; Netherlands 1.1%; Sweden 0.1%; Switzerland 0.1%; United Kingdom 0.4%; Virgin Islands 0.4%.
(b)	Non-income producing security.
(c)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	27

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks—93.7%	Shares	Value
Australia—1.3%
Incitec Pivot Ltd.	1,340,429	$3,586,332
Belgium—4.1%
Groupe Bruxelles Lambert SA	58,000	5,863,568
NV Bekaert SA	129,600	5,273,541
		11,137,109
Canada—1.9%
Cameco Corp.	101,430	2,159,444
Superior Plus Corp.	240,000	2,892,569
		5,052,013
Cayman Islands—1.3%
Greatview Aseptic Packaging Co., Ltd.	5,804,600	3,541,330
France—14.0%
Bollore SA	10,420	6,639,714
Cie de St-Gobain	112,425	6,865,911
Dassault Systemes	30,210	3,714,640
Metropole Television SA	161,689	3,463,482
Nexans SA	107,500	6,046,875
Sanofi	63,200	6,840,821
Vallourec SA	78,600	4,645,884
		38,217,327
Germany—5.7%
Infineon Technologies AG	526,125	6,115,984
Siemens AG—ADR	40,000	5,273,200
Wacker Neuson SE	225,000	4,271,816
		15,661,000
Hong Kong—5.1%
Chow Tai Fook Jewellery Group Ltd.	1,938,200	2,719,947
Clear Media Ltd.	3,813,000	3,811,549
Hopewell Holdings Ltd.	1,139,250	3,923,407
Television Broadcasts Ltd.	569,500	3,551,593
		14,006,496
Ireland—4.5%
Actavis plc(a)	6,400	1,307,712
CRH PLC	163,173	4,733,556
DCC PLC	122,500	6,273,089
		12,314,357
Italy—1.2%
Sogefi SpA(a)	519,701	3,292,113
Japan—23.2%
Asics Corp.	219,900	4,278,193
Disco Corp.	73,400	4,458,493
FUJIFILM Holdings Corp.	180,500	4,661,026
Hitachi Ltd.	1,113,500	7,918,174
Horiba Ltd.	74,900	2,582,506
Hoya Corp.	220,000	6,485,841
Kao Corp.	136,500	$5,136,357
Kyoto Kimono Yuzen Co., Ltd.	185,800	1,839,190
MISUMI Group, Inc.	137,500	3,343,522
Mitsubishi UFJ Financial Group, Inc.	1,000,000	5,301,511
Miura Co., Ltd.	40,000	1,137,380
Omron Corp.	64,100	2,263,423
Shiseido Co., Ltd.	337,500	6,021,421
SMC Corp.	21,200	5,033,795
Toho Co., Ltd.	145,100	2,794,561
		63,255,393
Luxembourg—1.6%
SAF-Holland SA	298,800	4,462,517
Netherlands—5.4%
Akzo Nobel NV	58,000	4,465,066
Koninklijke Ten Cate NV	167,700	4,991,681
Unilever NV—ADR	121,600	5,206,912
		14,663,659
Norway—5.9%
Orkla ASA	800,000	6,606,665
Statoil ASA—ADR	205,700	6,267,679
Stolt-Nielsen Ltd.	121,441	3,278,987
		16,153,331
Singapore—1.8%
Singapore Post Ltd.	4,345,000	4,904,024
South Korea—2.4%
Samsung Electronics Co., Ltd.	6,500	6,523,275
Sweden—1.6%
Lindab International AB(a)	340,000	4,235,490
Switzerland—2.7%
Novartis AG—ADR	85,000	7,389,900
United Kingdom—3.6%
HomeServe PLC	705,000	4,020,886
Stobart Group Ltd.	464,789	1,075,101
Tesco PLC	970,800	4,801,713
		9,897,700
United States—6.4%
Aflac, Inc.	86,000	5,393,920
Freeport-McMoRan Copper & Gold, Inc.	142,000	4,880,540
Schlumberger Ltd.	72,000	7,311,600
		17,586,060
Total Common Stocks (Cost $194,810,759)		255,879,426

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

28	April 30, 2014

The Tocqueville International Value Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Short-Term Investments—5.8%	Shares	Value
Money Market Fund—4.6%
STIT-Treasury Portfolio, 0.01%(b)	12,459,990	$12,459,990
Commercial Paper—1.2%	Principal Amount
U.S. Bank 0.02%, 05/01/2014	$3,350,000	3,350,000
Total Short-Term Investments (Cost $15,809,990)		15,809,990
Total Investments (Cost $210,620,749)—99.5%		271,689,416
Other Assets in Excess of Liabilities—0.5%		1,327,467
Total Net Assets—100.0%		$273,016,883

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non-income producing security.
(b)	Rate listed is the 7-day effective yield.

Schedule of Open Forward Currency Contracts

April 30, 2014

(Unaudited)

Counterparties of Contracts	Forward Expiration Date	Currency to be Received	Currency to be Delivered	Amount of Currency to be Delivered	Amount of Currency to be Received	Unrealized Depreciation
U.S. Bank N.A.	5/2/2014	U.S. Dollars	Euro	9,900,000	13,625,370	$(109,369)
U.S. Bank N.A.	5/2/2014	U.S. Dollars	British Pound	4,790,000	7,984,451	$(102,823)

						$(212,192)

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	29

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks—83.3%	Shares	Value
Gold Related Securities—72.8%
Canada—59.3%
Agnico Eagle Mines Ltd.	993,000	$29,353,080
Agnico Eagle Mines Ltd.(a)	210,837	6,226,717
Alacer Gold Corp.	2,626,800	6,279,108
Alamos Gold, Inc.	2,710,000	25,257,200
Anthem United, Inc.(b)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $905,961)	5,000,000	1,788,240
Argonaut Gold, Inc.(b)	2,687,000	9,928,699
ATAC Resources Ltd.(b)(c)	10,963,700	13,103,825
ATAC Resources Ltd.(b)(c)(d)(e)(f) (Originally acquired 03/26/2014, Cost $703,748)	553,191	647,951
B2Gold Corp.(b)	11,927,100	34,469,319
Barisan Gold Corp.(b)	877,100	100,030
Brazil Resources, Inc.(b)	202,392	171,730
Continental Gold Ltd.(b)	1,839,900	6,546,791
Corvus Gold, Inc.(b)(c)	2,079,901	2,978,626
Corvus Gold, Inc.(a)(b)(c)	7,100,000	10,429,269
Dalradian Resources, Inc.(b)	850,000	697,961
Detour Gold Corp.(b)(c)	5,296,600	52,721,961
East Asia Minerals Corp.(b)(c)	10,544,400	384,814
Eldorado Gold Corp.	8,189,885	49,958,299
Eldorado Gold Corp.(a)	1,000,000	6,094,612
Franco-Nevada Corp.	1,364,300	65,759,745
GoGold Resources, Inc.(b)(c)	8,100,000	12,489,394
Goldcorp, Inc.	580,850	14,358,612
Goldcorp, Inc.(a)	2,138,010	52,804,097
IAMGOLD Corp.	2,083,396	7,271,052
International Tower Hill Mines Ltd.(b)(c)	5,738,836	3,787,632
International Tower Hill Mines Ltd.(a)(b)(c)	7,589,744	5,124,228
New Gold, Inc.(b)	6,091,640	30,884,615
Novagold Resources, Inc.(b)	4,181,300	14,759,989
Osisko Mining Corp.(b)	7,407,400	53,481,428
Osisko Mining Corp.(a)(b)	4,545,000	32,551,663
Osisko Spinco(b)(d)(e)(f) (Originally acquired 04/23/2014, Cost $3,039,867)	2,732,500	3,390,539
Pan American Silver Corp.	2,248,098	29,135,350
Primero Mining Corp.(b)(c)	8,218,800	51,965,041
Rockhaven Resources Ltd.(b)(c)	5,000,000	912,367
Rockhaven Resources Ltd.(b)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $190,252)	1,400,000	225,318
Romarco Minerals, Inc.(b)	17,387,800	13,917,195
Rubicon Minerals Corp.(b)(c)	10,230,000	10,920,214
SEMAFO, Inc.(c)	8,614,200	32,044,824
Silver Wheaton Corp.	1,884,875	41,844,225

Common Stocks (continued)	Shares	Value
Strategic Metals Ltd.(b)(c)	10,926,900	$3,838,198
Sunward Resources Ltd.(b)	660,800	102,492
Torex Gold Resources, Inc.(b)(c)	31,735,500	35,324,401
Turquoise Hill Resources Ltd.(b)	271,032	1,057,025
Turquoise Hill Resources Ltd.(a)(b)	100,000	388,668
Yamana Gold, Inc.	5,046,600	37,748,568
Yamana Gold, Inc.(a)	148,800	1,114,591
		814,339,703
Peru—0.5%
Cia de Minas Buenaventura SAA—ADR	553,600	7,196,800
South Africa—1.2%
Gold Fields Ltd.—ADR	3,641,950	15,405,449
Gold Fields Ltd.(a)	166,249	697,043
		16,102,492
United Kingdom—4.8%
Fresnillo PLC	940,000	13,514,048
Randgold Resources Ltd.—ADR	652,900	52,277,703
		65,791,751
United States—7.0%
Electrum Ltd.(b)(d)(e)(f) (Originally acquired 12/21/07, Cost $13,065,361)	2,127,287	1,489,101
Gold Resource Corp.	1,017,847	4,692,275
Newmont Mining Corp.	635,300	15,774,499
Royal Gold, Inc.	1,118,965	74,075,483
		96,031,358
Total Gold Related Securities		999,462,104
Other Precious Metals Related Securities—10.1%
Canada—8.3%
Bear Creek Mining Corp.(b)(c)	7,413,200	9,874,798
Ivanhoe Mines Ltd.—Class A(b)	9,152,965	15,115,065
Ivanhoe Mines Ltd.—Class B(b)(d)(e)(f)(g) (Originally acquired 08/15/01, Cost $5,300,973)	3,465,250	5,436,337
MAG Silver Corp.(b)(c)	2,960,700	22,530,927
Oban Mining(b)	530,786	130,753
Plata Latina Minerals Corp.(b)	2,000,000	200,721
Scorpio Mining Corp.(b)(c)	25,668,419	6,155,287
Scorpio Mining Corp.(a)(b)(c)	522,400	123,921
Silver Range Resources Ltd.(b)(c)	3,450,000	377,720
Silvercrest Mines, Inc.(b)	755,600	1,302,937
Tahoe Resources, Inc.(b)	2,350,000	52,293,690
		113,542,156
United States—1.8%
Stillwater Mining Co.(b)	1,010,900	15,952,002

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

30	April 30, 2014

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks (continued)	Shares	Value
Sunshine Mining & Refining(b)(d)(e)(f) (Originally acquired 03/15/11, Cost $18,353,107)	1,633,545	$8,984,498
		24,936,500
Total Other Precious Metals Related Securities		138,478,656
Other Securities—0.4%
United States—0.4%
Gold Bullion International LLC(b)(c)(d)(e)(f) (Originally acquired 05/12/10, Cost $5,000,000)	5,000,000	5,837,000
GoviEx Uranium, Inc.(b)(d)(e)(f) (Originally acquired 10/09/07, Cost $3,428,821)	1,750,000	175,000
I-Pulse, Inc.(b)(d)(e)(f) (Originally acquired 10/09/07, Cost $175,524)	74,532	256,390
		6,268,390
Total Other Securities		6,268,390
Total Common Stocks (Cost $1,511,615,732)		1,144,209,150
Private Fund—1.2%
Gold Related Securities—1.2%
United States—1.2%
Tocqueville Bullion Reserve LP(b)(c)(d)(e)(f) (Orignally acquired 11/28/11, Cost $25,000,000)	13,806	17,361,297
Total Private Fund (Cost $25,000,000)		17,361,297
Gold Bullion—9.4%	Ounces
Gold Bullion(b)	99,645	128,697,033
Total Gold Bullion (Cost $47,174,933)		128,697,033
Warrants—0.3%	Shares
Gold Related Securities—0.3%
Canada—0.3%
Anthem United, Inc. Expiration: 03/31/2019, Exercise Price: CAD $0.35(b)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $0)	1,250,000	154,646
ATAC Resources Ltd. Expiration: 03/27/2015, Exercise Price: CAD $2.70(b)(c)(d)(e)(f) (Originally acquired 03/26/2014, Cost $0)	276,595	$41,513
East Asia Minerals Corp. Expiration: 12/15/2016, Exercise Price: CAD $0.78(b)(c)(d)(e)(f) (Originally acquired 12/05/11, Cost $0)	6,500,000	83,618
GoGold Resources, Inc. Expiration: 01/24/2015, Exercise Price: CAD $1.50(b)(c)(d)(e)(f) (Originally acquired 05/09/12, Cost $0)	4,050,000	1,626,208
Pan American Silver Corp. Expiration: 01/04/2015, Exercise Price: CAD $35.00(b)(d)(e)(f) (Originally acquired 04/14/2010, Cost $0)	133,333	183
Primero Mining Corp. Expiration: 07/20/2015, Exercise Price: CAD $8.00(b)(c)	1,848,400	1,551,506
Rockhaven Resources Ltd. Expiration: 04/04/2015, Exercise Price: CAD $0.30(b)(c)(d)(e)(f) (Originally acquired 04/03/2014, Cost $0)	700,000	–
Rubicon Minerals Corp.(b)(c) Expiration: 03/12/2015, Exercise Price: CAD $2.00(b)(c)	3,064,000	279,549
Torex Gold Resources, Inc. Expiration: 08/10/2014, Exercise Price: CAD $1.50(b)(c)	2,950,000	134,574
Total Gold Related Securities		3,871,797
Other Precious Metals Related Securities—0.0%
Canada—0.0%
Plata Latina Minerals Corp. Expiration: 02/12/2015, Exercise Price: CAD $0.65(b)(d)(e)(f) (Originally acquired 02/08/13, Cost $0)	1,000,000	—
Total Other Precious Metals Related Securities		—
Total Warrants (Cost $0)		3,871,797
Short-Term Investments—5.9%
Money Market Fund—4.7%
STIT—Treasury Portfolio, 0.01%(h)	64,865,088	64,865,088

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	31

The Tocqueville Gold Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Short-Term Investments (continued)	Principal Amount	Value
Commercial Paper—1.2%
U.S. Bank 0.02%, 05/01/2014	$16,310,000	$16,310,000
Convertible Note—0.0%
Gold Bullion International LLC 5.00%, 11/30/2014(c)	211,019	211,019
Total Short-Term Investments (Cost $81,386,107)		81,386,107
Total Investments (Cost $1,665,176,772)—100.1%		1,375,525,384
Liabilities in Excess of Other Assets—(0.1)%		(1,590,369)
Total Net Assets—100.0%		$1,373,935,015

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Denotes an issue that is traded on a foreign exchange when a company is listed more than once.
(b)	Non-income producing security.
(c)	Affiliated Company. See Footnote 8.
(d)	Denotes a security is either fully or partially resticted to resale. The aggregate value of resticted securities as of April 30, 2014 was $47,708,858, which represented 3.5% of net assets.
(e)	Securities are fair valued using procedures approved by the Board of Trustees. The aggregate value of fair valued securities as of April 30, 2014 was $47,708,858, which represented 3.5% of net assets.
(f)	Security is considered illiquid and may be difficult to sell.
(g)	Convertible into Ivanplats Ltd.—Class A shares.
(h)	Rate listed is the 7-day effective yield.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

32	April 30, 2014

The Delafield Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks—84.1%	Shares	Value
Aerospace & Defense—3.0%
Honeywell International, Inc.	550,000	$51,095,000
Chemicals—14.4%
American Vanguard Corp.	225,000	4,007,250
Ashland, Inc.	200,000	19,320,000
Cabot Corp.	350,000	20,230,000
Chemtura Corp.(a)	875,000	19,512,500
Eastman Chemical Co.	725,000	63,198,250
HB Fuller Co.	400,000	18,532,000
LyondellBasell Industries NV(b)	200,000	18,500,000
Minerals Technologies, Inc.	550,000	32,719,500
PolyOne Corp.	1,325,000	49,647,750
		245,667,250
Commercial Services & Supplies—3.1%
ACCO Brands Corp.(a)	3,000,000	18,390,000
Avery Dennison Corp.	725,000	35,278,500
		53,668,500
Computers & Peripherals—1.6%
Diebold, Inc.	300,000	11,283,000
Hewlett-Packard Co.	475,000	15,703,500
		26,986,500
Construction & Engineering—1.6%
Aegion Corp.(a)	900,000	22,941,000
URS Corp.	100,000	4,712,000
		27,653,000
Containers & Packaging—4.2%
Owens-Illinois, Inc.(a)	1,000,000	31,780,000
Sealed Air Corp.	800,000	27,448,000
Sonoco Products Co.	300,000	12,624,000
		71,852,000
Electrical Equipment—1.6%
Brady Corp.	575,000	14,829,250
Hubbell, Inc.	100,000	11,772,000
		26,601,250
Electronic Equipment, Instruments & Components—9.0%
Checkpoint Systems, Inc.(a)	601,500	7,681,155
Flextronics International Ltd.(a)(b)	6,465,000	58,120,350
Ingram Micro, Inc.(a)	950,000	25,612,000
Jabil Circuit, Inc.	1,700,000	29,342,000
Kemet Corp.(a)(c)	2,275,000	11,397,750
Plexus Corp.(a)	525,000	22,008,000
		154,161,255
Energy Equipment & Services—4.5%
Dresser-Rand Group, Inc.(a)	50,000	3,022,000
Hercules Offshore, Inc.(a)	4,000,000	17,880,000
McDermott International, Inc.(a)(b)	2,500,000	18,075,000
Oil States International, Inc.(a)	175,000	$16,999,500
Weatherford International Ltd.(a)(b)	1,000,000	21,000,000
		76,976,500
Industrial Conglomerates—1.4%
Carlisle Cos., Inc.	300,000	24,675,000
Insurance—1.3%
XL Group PLC(b)	725,000	22,728,750
Machinery—12.6%
Crane Co.	425,000	30,910,250
Dover Corp.	700,000	60,480,000
Harsco Corp.	1,200,000	28,716,000
Kennametal, Inc.	975,000	45,561,750
Stanley Black & Decker, Inc.	475,000	40,797,750
Xerium Technologies, Inc.(a)(c)	620,400	8,375,400
		214,841,150
Marine—0.2%
Baltic Trading Ltd.(b)	500,000	2,995,000
Metals & Mining—6.4%
Allegheny Technologies, Inc.	350,000	14,420,000
AM Castle & Co.(a)	900,000	11,052,000
Carpenter Technology Corp.	650,000	40,820,000
Horsehead Holding Corp.(a)	950,000	14,810,500
Molycorp, Inc.(a)	3,075,000	14,606,250
Universal Stainless & Alloy Products, Inc.(a)(c)	400,000	14,356,000
		110,064,750
Oil, Gas & Consumable Fuels—3.5%
Bill Barrett Corp.(a)	600,000	14,208,000
Boardwalk Pipeline Partners LP	1,200,000	19,164,000
CONSOL Energy, Inc.	600,000	26,706,000
		60,078,000
Professional Services—1.9%
TrueBlue, Inc.(a)	1,225,000	32,768,750
Semiconductors & Semiconductor Equipment—4.9%
Fairchild Semiconductor International, Inc.(a)	3,500,000	44,555,000
Infineon Technologies AG(b)	800,000	9,299,667
Teradyne, Inc.	1,675,000	29,597,250
		83,451,917
Specialty Retail—5.6%
Ascena Retail Group, Inc.(a)	1,250,000	21,500,000
Stage Stores, Inc.	500,000	9,590,000
Staples, Inc.	3,000,000	37,500,000
The Finish Line, Inc.	975,000	26,841,750
		95,431,750
Textiles, Apparel & Luxury Goods—0.5%
Perry Ellis International, Inc.(a)(c)	600,000	9,060,000

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	33

The Delafield Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks (continued)	Shares	Value
Trading Companies & Distributors—2.8%
Rush Enterprises, Inc.(a)	400,000	$12,840,000
WESCO International, Inc.(a)	400,000	35,112,000
		47,952,000
Total Common Stocks (Cost $967,270,731)		1,438,708,322
Corporate Bonds—2.6%	Principal Amount
Banks—0.3%
Royal Bank of Canada 0.460%, 01/06/2015(b)(d)	$5,000,000	5,008,515
Capital Markets—0.3%
The Goldman Sachs Group, Inc. 0.684%, 03/22/2016(d)	5,000,000	4,996,185
Consumer Finance—0.3%
American Express Credit Corp. 0.737%, 07/29/2016(d)	5,000,000	5,034,285
Diversified Financial Services—1.3%
Canadian Imperial Bank of Commerce 0.337%, 10/10/2014(b)(d)	5,000,000	5,003,525
General Electric Capital Corp. 0.609%, 01/09/2015(d)	14,000,000	14,040,544
Wells Fargo Bank N.A. 0.446%, 05/16/2016(d)	4,000,000	3,988,596
		23,032,665
Pharmaceuticals—0.4%
Merck & Co., Inc. 0.426%, 05/18/2016(d)	7,200,000	7,222,493
Total Corporate Bonds (Cost $45,276,710)		45,294,143
Short-Term Investments—13.6%	Shares
Money Market Fund—4.8%
STIT-Treasury Portfolio, 0.01%(e)	82,195,734	82,195,734
U.S. Treasury Bills—8.8%	Principal Amount	Value
0.040%, 05/22/2014(f)	$75,000,000	$74,998,272
0.020%, 06/12/2014(f)	50,000,000	49,998,850
0.027%, 07/10/2014(f)	25,000,000	24,999,200
		149,996,322
Total Short-Term Investments (Cost $232,191,563)		232,192,056
Total Investments (Cost $1,244,739,004)—100.3%		1,716,194,521
Liabilities in Excess of Other Assets—(0.3)%		(4,869,677)
Total Net Assets—100.0%		$1,711,324,844

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Canada 0.6%; Germany 0.5%; Ireland 1.3%; Marshall Islands 0.2%; Netherlands 1.1%; Panama 1.1%; Singapore 3.4%; Switzerland 1.2%.
(c)	Affiliated company. See Footnote 8.
(d)	Variable rate security. The rate shown is as of 04/30/2014.
(e)	Rate listed is the 7-day effective yield.
(f)	Rate listed is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

34	April 30, 2014

The Tocqueville Select Fund

Schedule of Investments as of April 30, 2014

(Unaudited)

Common Stocks—87.7%	Shares	Value
Chemicals—7.1%
Ashland, Inc.	31,100	$3,004,260
Minerals Technologies, Inc.	70,000	4,164,300
		7,168,560
Commercial Services & Supplies—6.6%
ACCO Brands Corp.(a)	539,400	3,306,522
Avery Dennison Corp.	67,600	3,289,416
		6,595,938
Containers & Packaging—6.3%
Owens-Illinois, Inc.(a)	97,000	3,082,660
Sonoco Products Co.	77,400	3,256,992
		6,339,652
Electronic Equipment, Instruments & Components—9.7%
Checkpoint Systems, Inc.(a)	109,000	1,391,930
Flextronics International Ltd.(a)(b)	498,200	4,478,818
Jabil Circuit, Inc.	227,400	3,924,924
		9,795,672
Energy Equipment & Services—3.1%
Oil States International, Inc.(a)	32,000	3,108,480
Household Durables—3.7%
Universal Electronics, Inc.(a)	99,292	3,708,556
Industrial Conglomerates—2.7%
Carlisle Cos., Inc.	33,500	2,755,375
Internet Software & Services—5.1%
Conversant, Inc.(a)	95,000	2,321,800
j2 Global, Inc.	61,400	2,846,504
		5,168,304
IT Services—4.5%
EPAM Systems, Inc.(a)	145,900	4,541,867
Leisure Equipment & Products—1.5%
Summer Infant, Inc.(a)(c)	814,933	1,548,373
Machinery—14.8%
Harsco Corp.	142,000	3,398,060
Kennametal, Inc.	96,000	4,486,080
Stanley Black & Decker, Inc.	39,900	3,427,011
Xerium Technologies, Inc.(a)(c)	265,000	3,577,500
		14,888,651
Metals & Mining—4.4%
AM Castle & Co.(a)	50,000	614,000
Carpenter Technology Corp.	60,000	3,768,000
		4,382,000
Professional Services—7.3%
RPX Corp.(a)	205,000	3,357,900
Stantec, Inc.(b)	67,600	4,006,652
		7,364,552
Semiconductors & Semiconductor Equipment—3.6%
Fairchild Semiconductor International, Inc.(a)	285,000	$3,628,050
Specialty Retail—7.3%
Ascena Retail Group, Inc.(a)	195,000	3,354,000
Staples, Inc.	316,000	3,950,000
		7,304,000
Total Common Stocks (Cost $69,869,685)		88,298,030
Short-Term Investments—12.6%
Money Market Fund—3.2%
STIT-Treasury Portfolio, 0.01%(d)	3,237,035	3,237,035
U.S. Treasury Bills—9.4%	Principal Amount
0.030%, 05/15/2014(e)	$2,000,000	1,999,977
0.035%, 06/19/2014(e)	5,000,000	4,999,765
0.022%, 07/10/2014(e)	2,000,000	1,999,936
0.00%, 08/21/2014(e)	500,000	499,959
		9,499,637
Total Short-Term Investments (Cost $12,736,698)		12,736,672
Total Investments (Cost $82,606,383)—100.3%		101,034,702
Liabilities in Excess of Other Assets—(0.3)%		(354,016)
Total Net Assets—100.0%		$100,680,686

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration was as follows: Canada 4.0%; Singapore 4.4%.
(c)	Affiliated company. See Footnote 8.
(d)	Rate listed is the 7-day effective yield.
(e)	Rate listed is the effective yield based on the purchase price. The calculation assumes the security is held to maturity.

The Accompanying Footnotes are an Integral Part of these Schedule of Investments.

Semi-Annual Report	35

Percent of Total Investments

The Tocqueville Fund

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

The Tocqueville Opportunity Fund

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

36	April 30, 2014

Percent of Total Investments

The Tocqueville International Value Fund

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

The Tocqueville Gold Fund

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

Semi-Annual Report	37

Percent of Total Investments

The Delafield Fund

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

The Tocqueville Select Fund

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

38	April 30, 2014

The Toqueville Trust

Statements of Assets & Liabilities

April 30, 2014

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Assets:
Investments, at value (1)
Unaffiliated Issuers	$377,973,304	$81,880,422	$271,689,416	$1,070,495,498	$1,654,615,371	$92,602,307
Affiliated Issuers	—	—	—	305,029,886	61,579,150	8,432,395
Foreign currencies, at value (2)	—	—	842,983	993,745	—	—
Cash	—	—	—	230,350	11	—
Receivable for investments sold	—	1,327,938	1,469,846	—	10,103,558	—
Receivable for fund shares sold	2,652,963	54,622	550,437	2,627,789	1,152,499	361,353
Dividends, interest and other receivables	257,395	10,675	1,349,959	396,614	553,543	29,144
Prepaid assets	16,034	12,503	27,109	30,453	56,434	10,835
Return of capital receivable	—	6,650	—	—	—	—

Total Assets	380,899,696	83,292,810	275,929,750	1,379,804,335	1,728,060,566	101,436,034

Liabilities:
Payable for investments purchased	2,143,768	1,337,825	2,396,636	3,377,709	12,934,010	620,695
Unrealized depreciation on forward currency contracts	—	—	212,192	—	—	—
Due to Custodian	—	—	1,086	—	8,515	—
Payable for fund shares redeemed	499,395	39,414	27,330	870,005	2,144,607	19,979
Payable to Adviser (See Note 10)	227,708	52,043	160,006	895,180	1,007,650	66,973
Payable to Administrator	51,262	11,693	35,738	175,033	251,549	14,594
Payable to Trustees	10,897	3,149	5,761	73,524	38,991	2,178
Accrued distribution fee	41,606	13,507	26,925	15,092	79,966	9,821
Accrued expenses and other liabilities	79,971	15,993	47,193	462,777	270,434	21,108

Total Liabilities	3,054,607	1,473,624	2,912,867	5,869,320	16,735,722	755,348

Net Assets	$377,845,089	$81,819,186	$273,016,883	$1,373,935,015	$1,711,324,844	$100,680,686

Net assets consist of:
Paid in capital	$240,038,202	$60,605,336	$208,810,287	$1,744,549,425	$1,106,043,288	$76,432,912
Accumulated net investment income (loss)	980,432	(746,581)	142,654	(46,775,222)	(1,777,488)	(664,559)
Accumulated net realized gain (loss)	17,669,018	6,118,839	3,198,016	(34,173,571)	135,601,193	6,484,014
Net unrealized appreciation (depreciation) on:
Investments and foreign currency related items	119,157,437	15,841,592	60,865,926	(289,665,617)	471,457,851	18,428,319

Net assets	$377,845,089	$81,819,186	$273,016,883	$1,373,935,015	$1,711,324,844	$100,680,686

Shares of beneficial interest outstanding (unlimited shares of $0.01 par value autorized)	11,588,294	3,996,288	17,581,035	34,904,307	44,890,233	7,211,887
Net asset value, offering and redemption price per share	$32.61	$20.47	$15.53	$39.36	$38.12	$13.96

(1) Cost of investments
Unafilliated issuers	$258,815,867	$66,038,869	$210,620,749	$1,148,906,269	$1,186,000,296	$71,216,315
Affiliated issuers	$—	$—	$—	$516,270,503	$58,738,708	$11,390,068
(2) Cost of foreign currencies	$—	$—	$839,399	$988,469	$—	$—

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	39

The Tocqueville Trust

Statements of Operations

For the Period Ended April 30, 2014

(Unaudited)

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Investment Income:
Dividends *
Unaffiliated issuers	$3,800,475	$225,055	$2,671,141	$4,115,776	$8,539,243	$381,706
Interest
Unaffiliated issuers	226	6	1,210	3,940	136,461	1,912
Affiliated issuers	—	—	—	29	—	—

Total investment income	3,800,701	225,061	2,672,351	4,119,745	8,675,704	383,618

Expenses:
Investment Adviser’s fee (See Note 4)	1,336,264	317,790	1,324,638	4,979,724	6,094,730	399,787
Distribution fees (See Note 4)	445,421	105,930	331,159	1,486,272	2,177,241	124,933
Administration fees (See Note 4)	267,253	63,558	198,696	891,763	1,306,345	74,960
Transfer agent and shareholder services fees	67,959	8,087	38,112	475,949	344,404	18,627
Trustee fees and expenses	25,906	6,522	18,926	85,529	126,376	7,151
Professional fees	23,111	6,849	17,650	88,406	104,567	7,606
Printing and mailing expense	17,552	3,117	11,716	95,940	87,620	4,133
Fund accounting fees	15,088	11,791	22,936	49,242	69,350	4,987
Registration fees	14,314	10,987	11,844	50,112	31,498	12,689
Custody fees	9,420	5,321	32,728	118,923	55,082	2,720
Other expenses (See Note 10)	8,091	3,564	16,343	26,083	38,843	2,382
Insurance expense	2,822	828	2,311	8,013	17,136	867

Total expenses before waiver	2,233,201	544,344	2,027,059	8,355,956	10,453,192	660,842
Less: Fees waived (See Note 4)	(14,240)	—	(371,262)	—	—	—

Net expenses	2,218,961	544,344	1,655,797	8,355,956	10,453,192	660,842

Net Investment Income (Loss)	1,581,740	(319,283)	1,016,554	(4,236,211)	(1,777,488)	(277,224)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	17,776,764	6,204,142	7,706,185	(28,548,156)	140,707,341	6,714,024
Affiliated issuers	—	—	—	—	(4,280,589)	—
Forward currency contracts	—	—	1,184,308	—	—	—
Foreign currency translation	(291)	(1,800)	(108,433)	(97,282)	(21,412)	(119)

	17,776,473	6,202,342	8,782,060	(28,645,438)	136,405,340	6,713,905
Net change in unrealized appreciation (depreciation) on:
Investments	9,060,133	(5,169,127)	8,183,473	100,849,788	(25,723,684)	(6,999,999)
Forward currency contracts	—	—	(371,918)	—	—	—
Foreign currency translation	—	(19,559)	869,667	(24,196,650)	(421,371)	—

	9,060,133	(5,188,686)	8,681,222	76,653,138	(26,145,055)	(6,999,999)
Net gain (loss) on investments and foreign currency	26,836,606	1,013,656	17,463,282	48,007,700	110,260,285	(286,094)

Net Increase (Decrease) in Net Assets Resulting from Operations	$28,418,346	$694,373	$18,479,836	$43,771,489	$108,482,797	$(563,318)

* Net of foreign taxes withheld of:	$19,882	$1,266	$338,421	$511,890	$—	$3,254

The Accompanying Notes are an Integral Part of these Financial Statements.

40	April 30, 2014

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Semi-Annual Report	41

The Tocqueville Trust

Statements of Changes in Net Assets

	The Tocqueville Fund		The Tocqueville Opportunity Fund
	For the Period Ended April 30, 2014	For the Year Ended October 31, 2013	For the Period Ended April 30, 2014	For the Year Ended October 31, 2013
	(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$1,581,740	$4,778,719	$(319,283)	$(461,498)
Net realized gain (loss) on sale of investments and foreign currency	17,776,473	26,838,214	6,202,342	9,380,542
Net change in unrealized appreciation (depreciation)	9,060,133	58,949,325	(5,188,686)	12,734,576

Net increase (decrease) in net assets resulting from operations	28,418,346	90,566,258	694,373	21,653,620

Dividends and distributions to shareholders:
Net investment income	(3,425,837)	(5,030,132)	—	—
Net realized gains	(2,781,747)	—	(4,131,999)	—

Total dividends and distributions	(6,207,584)	(5,030,132)	(4,131,999)	—
Fund share transactions:
Shares sold	28,428,026	29,776,783	6,543,094	4,767,903
Shares issued to holders in reinvestment of dividends	5,727,081	4,132,373	3,947,515	—
Shares redeemed *	(26,789,877)	(137,200,773)	(5,842,767)	(11,267,163)

Net increase (decrease)	7,365,230	(103,291,617)	4,647,842	(6,499,260)

Net increase (decrease) in net assets	29,575,992	(17,755,491)	1,210,216	15,154,360
Net Assets:
Beginning of period	348,269,097	366,024,588	80,608,970	65,454,610

End of period **	$377,845,089	$348,269,097	$81,819,186	$80,608,970

* Net of redemption fees of:	$2,295	$22,305	$3,811	$931

** Including undistributed net investment income (loss) of:	$980,432	$2,824,529	$(746,581)	$(427,298)

The Accompanying Notes are an Integral Part of these Financial Statements.

42	April 30, 2014

The Tocqueville Trust

Statements of Changes in Net Assets

The Tocqueville International Value Fund		The Tocqueville Gold Fund		The Delafield Fund		The Tocqueville Select Fund
For the Period Ended April 30, 2014	For the Year Ended October 31, 2013	For the Period Ended April 30, 2014	For the Year Ended October 31, 2013	For the Period Ended April 30, 2014	For the Year Ended October 31, 2013	For the Period Ended April 30, 2014	For the Year Ended October 31, 2013
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$1,016,554	$4,250,455	$(4,236,211)	$(6,540,749)	$(1,777,488)	$(2,462,497)	$(277,224)	$(348,436)
8,782,060	10,347,619	(28,645,438)	388,787	136,405,340	71,422,904	6,713,905	11,110,235
8,681,222	43,468,248	76,653,138	(1,099,579,672)	(26,145,055)	357,151,669	(6,999,999)	21,132,838

18,479,836	58,066,322	43,771,489	(1,105,731,634)	108,482,797	426,112,076	(563,318)	31,894,637

(4,005,675)	(3,270,330)	—	—	—	—	—	—
—	—	—	(53,161,749)	(61,841,266)	(80,537,788)	(9,932,816)	(3,451,599)

(4,005,675)	(3,270,330)	—	(53,161,749)	(61,841,266)	(80,537,788)	(9,932,816)	(3,451,599)

30,142,151	41,933,095	378,165,329	689,958,884	121,835,554	424,376,572	9,054,969	13,020,097
3,955,731	2,452,030	—	48,734,410	58,365,399	75,042,452	9,680,740	3,271,889
(38,536,546)	(54,992,275)	(263,083,198)	(810,631,326)	(274,858,915)	(431,925,473)	(7,446,497)	(29,395,929)

(4,438,664)	(10,607,150)	115,082,131	(71,938,032)	(94,657,962)	67,493,551	11,289,212	(13,103,943)

10,035,497	44,188,842	158,853,620	(1,230,831,415)	(48,016,431)	413,067,839	793,078	15,339,095

262,981,386	218,792,544	1,215,081,395	2,445,912,810	1,759,341,275	1,346,273,436	99,887,608	84,548,513

$273,016,883	$262,981,386	$1,373,935,015	$1,215,081,395	$1,711,324,844	$1,759,341,275	$100,680,686	$99,887,608

$5,734	$16,794	$383,527	$714,261	$28,465	$103,101	$599	$2,935

$142,654	$3,131,775	$(46,775,222)	$(42,539,011)	$(1,777,488)	$—	$(664,559)	$(387,335)

The Accompanying Notes are an Integral Part of these Financial Statements.

Semi-Annual Report	43

The Tocqueville Trust

The Tocqueville Fund

The Tocqueville Opportunity Fund

The Tocqueville International Value Fund

The Tocqueville Gold Fund

The Delafield Fund

The Tocqueville Select Fund

Notes to Financial Statements

1.    ORGANIZATION

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940 and organized on September 17, 1986, currently consisting of six separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Opportunity Fund (the “Opportunity Fund”), The Tocqueville International Value Fund (the “International Fund”), and The Delafield Fund are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) and The Tocqueville Select Fund (the “Select Fund”) are classified as non-diversified investment companies. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Opportunity Fund’s investment objective is to achieve long-term capital appreciation which it seeks to achieve by investing in the common stocks of small and mid cap companies which have the potential to deliver superior long term earnings growth. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). The Delafield Fund’s investment objectives are to seek long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital which it seeks to achieve by investing primarily in the equity securities of domestic companies. The Tocqueville Select Fund’s investment objective is to achieve long-term capital appreciation by investing in a focused group of common stocks issued primarily by small and mid-sized U.S. companies. Current income is a secondary objective for The Tocqueville Select Fund.

On June 22, 2009, the Board of Directors of Delafield Fund, Inc. approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Fund, Inc. into The Delafield Fund, a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Fund, Inc. approved the Agreement and Plan of Reorganization. On July 9, 2009, the Board of Trustees of Delafield Select Fund, a series of Natixis Funds Trust II, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of Delafield Select Fund into the sole share class of The Select Fund (now The Tocqueville Select Fund), a series of The Tocqueville Trust. On September 24, 2009, the shareholders of Delafield Select Fund approved the Agreement and Plan of Reorganization. The effective date of both reorganizations was September 28, 2009. Transfers into The Delafield Fund and The Select Fund from their predecessor funds amounted to $649,892,191 and $25,888,388, respectively.

The Delafield Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to Delafield Fund, Inc. The predecessor Delafield Fund, Inc. commenced operations on November 19, 1993.

The Tocqueville Select Fund, a series of the Trust, commenced operations on September 28, 2009 as successor to the Delafield Select Fund, a series of Natixis Funds Trust II. The predecessor Delafield Select Fund commenced operations on September 29, 2008 for Class A and Class C shares and on September 26, 2008 for Class Y shares. Prior to September 29, 2008, the predecessor Delafield Select Fund operated as a Delaware limited partnership using substantially the same investment objectives and investment policies as the predecessor fund. The limited partnership was incepted in July 1998.

44	April 30, 2014

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting principles followed by the Trust in the preparation of its financial statements.

a)  Security valuation and security transactions

Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and asked prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). Investments in gold and silver are valued on the basis of the respective closing spot prices of the New York Commodity Exchange. Investments in other precious metals are valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Short-term securities maturing within 60 days are valued on an amortized cost basis. Fixed income securities with maturities greater than 60 days are valued at market price. Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.

Trading in securities on European and Far Eastern securities exchanges normally is completed before the calculation of the Funds’ net asset value. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Funds may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Funds’ net asset value. Events affecting the value of such securities held by the Funds that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Funds’ calculation of the net asset value. Significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.

Investment and shareholder transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.

b)  Restricted and illiquid securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain

Semi-Annual Report	45

period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

c)  Fair valuation measurements

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. If there are no sales on a given day for securities traded on an exchange, the mean between the latest bid and ask price will be used. If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used. When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2. On days when the closing price of the S&P 500 moves more than 1% from its previous close, common stocks of the International Value Fund which are traded on non-North American exchanges may be valued using matrix pricing formulas provided by an independent pricing service. These securities will generally be classified as Level 2 securities. Gold bullion is valued at the mean of the closing bid and ask prices from the New York Mercantile Exchange and is classified as a Level 1.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, bank loan obligations and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument and are classified as Level 2. Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees. These securities will generally be classified as Level 2 securities. Forward currency contracts derive their value from the underlying currency prices. These are valued by a pricing service using pricing models. The models use inputs that are observed from active markets, such as exchange

46	April 30, 2014

rates. These contracts are classified as Level 2. Options can diverge from the prices of their underlying instruments. These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation. If there is no composite last price on a given day the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.

The Gold Fund currently invests in a private fund that primarily invests in physical gold and is subject to redemption restrictions. This private fund investment can only be disposed of with notice given 24 hours in advance of redemption. This investment is currently valued at $17,361,297 which represents 1.2% of the Gold Fund’s net assets and is classified as Level 3.

For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions).

In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgements that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Semi-Annual Report	47

The following is a summary of the inputs used, as of April 30, 2014, involving the Funds’ assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
The Tocqueville Fund
Common Stocks *	$361,919,880	$—	$—	$361,919,880
Real Estate Investment Trust (REIT) *	7,462,500	—	—	7,462,500
Money Market Fund	8,590,924	—	—	8,590,924

Total Fund	$377,973,304	$—	$—	$377,973,304

The Tocqueville Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks *	$81,292,897	$—	$—	$81,292,897
Real Estate Investment Trust (REIT) *	211,936	—	—	211,936
Purchased Call Options *	—	278,500	—	278,500
Money Market Fund	97,089	—	—	97,089

Total Fund	$81,601,922	$278,500	$—	$81,880,422

The Tocqueville International Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks *	$255,879,426	$—	$—	$255,879,426
Money Market Fund	12,459,990	—	—	12,459,990
Commercial Paper	—	3,350,000	—	3,350,000

Total Fund	$268,339,416	$3,350,000	$—	$271,689,416

Other Financial Instruments **
Total Forward Currency Contracts	$—	$(212,192)	$—	$(212,192)

The Tocqueville Gold Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Gold Related	$991,008,588	$3,573,876	$4,879,640	$999,462,104
Other Precious Metals Related	123,857,100	5,637,058	8,984,498	138,478,656
Other	—	—	6,268,390	6,268,390

Total Common Stocks	1,114,865,688	9,210,934	20,132,528	1,144,209,150
Private Fund *	—	—	17,361,297	17,361,297
Warrants *	—	3,871,797	—	3,871,797
Gold Bullion	128,697,033	—	—	128,697,033
Money Market Fund	64,865,088	—	—	64,865,088
Commercial Paper	—	16,310,000	—	16,310,000
Convertible Note	—	—	211,019	211,019

Total Fund	$1,308,427,809	$29,392,731	$37,704,844	$1,375,525,384

48	April 30, 2014

The Delafield Fund	Level 1	Level 2	Level 3	Total
Common Stocks *	$1,438,708,322	$—	$—	$1,438,708,322
Corporate Bonds *	—	45,294,143	—	45,294,143
Money Market Fund	82,195,734	—	—	82,195,734
U.S. Treasury Bills	—	149,996,322	—	149,996,322

Total Fund	$1,520,904,056	$195,290,465	$—	$1,716,194,521

The Tocqueville Select Fund	Level 1	Level 2	Level 3	Total
Common Stocks *	$88,298,030	$—	$—	$88,298,030
Money Market Fund	3,237,035	—	—	3,237,035
U.S. Treasury Bills	—	9,499,637	—	9,499,637

Total Fund	$91,535,065	$9,499,637	$—	$101,034,702

*	For further information regarding portfolio characteristics, please see the accompanying Schedules of Investments.
**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period.

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Transfers Into Level 1	$—	$—	$—	$28,933,184	$—	$—
Transfers Out of Level 1	—	—	—	(1,113,088)	—	—

Net Transfers Into/(Out of ) Level 1	—	—	—	27,820,096	—	—

Transfers Into Level 2	—	—	—	1,113,088	—	—
Transfers Out of Level 2	—	—	—	(28,933,184)	—	—

Net Transfers Into/(Out of ) Level 2	$—	$—	$—	$(27,820,096)	$—	$—

Semi-Annual Report	49

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	The Tocqueville Fund	The Tocqueville Opportunity Fund	The Tocqueville International Value Fund	The Tocqueville Gold Fund	The Delafield Fund	The Tocqueville Select Fund
Beginning Balance—November 1, 2013	$—	$—	$—	$37,883,131	$—	$—
Purchases	—	—	—	3,569,222	—	—
Sales	—	—	—	—	—	—
Realized gains	—	—	—	—	—	—
Realized losses	—	—	—	—	—	—
Change in unrealized depreciation	—	—	—	(3,747,509)	—	—
Transfers in/(out) of Level 3	—	—	—	—	—	—

Ending Balance—April 30, 2014	$—	$—	$—	$37,704,844	$—	$—

The movement from Level 2 to Level 1 in the Gold Fund was due to the use of market quotations or closing prices provided by the pricing service because the market was considered active. The movement from Level 1 to Level 2 in the Gold Fund was from the securities being priced using the mean of the bid and ask price due to the lack of trading volume on April 30, 2014. Transfers between levels are recognized at the end of the reporting period.

The Tocqueville Gold Fund

Type of Security	Industry	Fair Value at 04/30/2014	Valuation Techniques	Unobservable Inputs	Range
Common Stock
	Gold Related	$1,489,101	Latest company financing price adjusted for comparable index fluctuations	Financing prices Discount to index	N/A 45%
		3,390,539	Latest company sell price provided by broker	Broker price	N/A
	Other Precious Metals Related	8,984,498	Discounted cash flow and net asset value of resources adjusted for comparable index fluctuations	Discount to cash flows Discount to market value of resource Discount to index	5% 25%-65% 40%
	Other	431,390	Latest company financing price adjusted for comparable index fluctuations	Financing prices Discount to index	N/A 33%
		5,837,000	Latest company financing price	Financing prices	N/A
Private Fund	Gold Related	17,361,297	NAV from custodian discounted by Adviser	Illiquidity discount	2%
Convertible Note	Other	211,019	Latest company financing price	Financing prices	N/A

50	April 30, 2014

The significant unobservable inputs used in the fair value measurement of the Gold Fund’s common stocks are the most recent financing prices of the portfolio company, which approximates the companies’ value in the market place; net asset value of resources and the discounted cash flows from the sale of the mineral resources, which approximates what the company could receive selling its mineral deposits once mined. The significant unobservable inputs for the private fund is the discount for illiquidity applied to the net asset value per share determined by the private fund’s custodian. If comparable indices fluctuate significantly, additional discounts are applied.

Significant changes in the companies’ ability to receive financing for new projects in the future would be an indication of the companies’ financial position and market value. An increase in the discount applied to the value of resources, future expected cash flows, or to account for illiquidity would decrease the value of the portfolio security. If comparable indices fluctuate significantly and additional discounts are applied the value of the security would decrease.

Significant Unobservable Inputs for Level 3 Portfolio Company Securities

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees.

d)  Derivative instruments and hedging activities

The Funds’ Adviser may use derivative instruments, such as purchased call options and forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In the Opportunity Fund, the Adviser used purchased call options to gain exposure to the underlying equity security. In the International Value Fund, the Adviser used forward currency contracts to adjust exposure to foreign exchange rate risk.

Balance Sheet—Values of Derivative Instruments as of April 30, 2014.

The Tocqueville Opportunity Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Call Options	Investments, at Value	$278,500		$—

Total		$278,500		$—

Semi-Annual Report	51

The Tocqueville International Value Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Forward Currency Contracts		$—	Depreciation on forward currency contracts	$(212,192)

Total		$—		$(212,192)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2014.

The Tocqueville Opportunity Fund

	Net Realized Gain on Investments	Net Change in Unrealized Depreciation on Investments
Purchased Call Options	$62,270	$(178,691)

Total	$62,270	$(178,691)

The Tocqueville International Value Fund

	Net Realized Gain on Forward Currency Contracts	Net Change in Unrealized Depreciation on Forward Currency Contracts
Foreign Currency Forward Contract	$1,184,308	$(371,918)

Total	$1,184,308	$(371,918)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of purchased call options create leverage in the Fund. The use of forward currency contracts do not create leverage in the Funds.

52	April 30, 2014

The average monthly value of purchased call options in the Opportunity Fund during the period ended April 30, 2014 was $326,585.

Transactions in purchased options in the Opportunity Fund during the period ended April 30, 2014 were as follows:

	Notional Amount	Contracts
Outstanding, beginning of period:	$2,592,500	340
Options purchased	5,622,750	1025
Options terminated in closing transactions	(2,080,000)	(285)
Options exercised	(380,000)	(60)
Options expired	(1,396,250)	(170)

Outstanding, end of period:	$4,359,000	850

The average monthly notional amount of forward currency contracts during the period ended April 30, 2014 was as follows:

International Value Fund
Long Positions Forward currency contracts	$—
Short Positions Forward currency contracts	$13,485,353

e)  Foreign currency translation

Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund have engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange contracts. These Funds are exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include potential inability of counterparties to meet the terms of their contracts. The value of foreign currency contracts are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the contracts are closed, the Funds recognize a realized gain or loss.

The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations reflected as net realized and unrealized gain or loss on foreign currency translation.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

Semi-Annual Report	53

f)  Dividends and distributions to shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against a Fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

i) Subsequent events evaluation

On April 15, 2014, the Board of Trustees of the Bridgehampton Value Strategies Fund, a series of Investment Management Series Trust, approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of the Bridgehampton Value Strategies Fund into the sole share class of The Tocqueville Alternative Strategies Fund, a newly-created series of The Tocqueville Trust. On June 20, 2014, the shareholders of the Bridgehampton Value Strategies Fund approved the Agreement and Plan of Reorganization. The effective date of the reorganization was June 27, 2014. The Tocqueville Alternative Strategies Fund, a series of the Trust, commenced operations after the close of business on June 27, 2014 as successor to the Bridgehampton Value Strategies Fund.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were available to be issued.

3.    FEDERAL INCOME TAX

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2013, or for any other tax years which are open for exam. As of October 31, 2013, open tax years include the tax years ended October 31, 2010 through 2013. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise

54	April 30, 2014

comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended October 31, 2013, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Tocqueville Fund	$(347,035)	$(70,512)	$417,547
Opportunity Fund	447,959	(142,391)	(305,568)
International Value Fund	(289,294)	289,294	—
Gold Fund	2,733,056	(822,023)	(1,911,033)
Delafield Fund	3,942,814	(9,686,332)	5,743,518
Select Fund	243,105	(1,108,752)	865,647

The permanent differences primarily relate to net operating losses, foreign currency reclasses and usage of tax equalization.

As of October 31, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Tax cost of investments	$236,119,360	$59,713,015	$209,721,561	$1,578,496,934	$1,272,357,240	$74,996,723

Unrealized appreciation	114,574,385	22,179,664	54,723,247	244,249,211	517,467,741	28,203,603
Unrealized depreciation	(4,584,489)	(1,232,879)	(3,694,123)	(610,567,312)	(20,668,322)	(3,005,144)

Net unrealized appreciation/(depreciation)	109,989,896	20,946,785	51,029,124	(366,318,101)	496,799,419	25,198,459

Undistibuted operating income	2,824,529	—	3,898,125	—	2,044,735	—
Undistibuted long-term gains/(loss)	2,781,700	4,131,972	—	—	59,795,871	9,932,784

Distibutable earnings	5,606,229	4,131,972	3,898,125	—	61,840,606	9,932,784

Other accumulated gain/(loss)	—	(427,281)	(5,194,814)	(48,067,798)	—	(387,335)

Total accumulated gain/(loss)	$115,596,125	$24,651,476	$49,732,435	$(414,385,899)	$558,640,025	$34,743,908

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sale deferrals and passive foreign investment companies (PFIC’s).

Semi-Annual Report	55

The tax character of distributions paid during the periods ended October 31, 2013 and 2012 was as follows:

	October 31, 2013
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,030,132	$—	$5,030,132
Opportunity Fund	—	—	—
International Value Fund	3,270,330	—	3,270,330
Gold Fund	—	53,161,749	53,161,749
Delafield Fund	—	80,537,788	80,537,788
Select Fund	—	3,451,599	3,451,599

	October 31, 2012
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$5,526,502	$—	$5,526,502
Opportunity Fund	—	—	—
International Value Fund	2,105,224	—	2,105,224
Gold Fund	15,486,206	26,796,483	42,282,689
Delafield Fund	—	16,542,579	16,542,579
Select Fund	—	766,158	766,158

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended October 31, 2013 and 2012.

For the fiscal year ended October 31, 2013 the Opportunity Fund, Gold Fund, and Select Fund had late year losses of $427,298, $41,733,637, and $378,538, respectively.

At October 31, 2013 certain Funds had tax basis capital losses which may be carried forward to offset future capital gains as shown below.

	Capital losses Expiring
	10/31/2017	Indefinite ST	Indefinite LT
International Value Fund	5,188,654	—	—
Gold Fund	—	5,528,133	—

To the extent that Funds listed above may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards

56	April 30, 2014

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

Tocqueville Asset Management L.P. (“Tocqueville”) is the investment adviser (the “Adviser”) to the Trust under Investment Advisory Agreements approved by shareholders. For its services, Tocqueville receives fees from The Tocqueville Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Opportunity Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $500 million. Tocqueville receives fees from The Tocqueville International Value Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $1 billion of the average daily net assets of the Fund, and 0.75% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Tocqueville Gold Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Tocqueville receives fees from The Delafield Fund, calculated daily and payable monthly, at an annual rate of 0.80% on the first $250 million of net assets of the Fund; 0.75% on the next $250 million of net assets of the Fund; 0.70% on the next $500 million of net assets of the Fund; and 0.65% on all net assets of the Fund over $1 billion. Tocqueville receives fees from The Tocqueville Select Fund, calculated daily and payable monthly, at an annual rate of 0.80% on all net assets of the Fund.

With respect to The Tocqueville Fund, effective March 1, 2013, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2015. For the six months ended April 30, 2014, the Adviser waived $14,240 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

With respect to The Tocqueville International Value Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville International Value Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). The Expense Limitation Agreement will remain in effect until March 1, 2015. For the six months ended April 30, 2014, the Adviser waived $371,262 of the advisory fee. Such amount is not subject to recoupment by the Adviser.

Pursuant to an Administrative Services Agreement, each Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of the Fund. For the six months ended April 30, 2014, the Adviser has made payments of $44,513, $10,586, $33,094, $148,638, $217,534, and $12,485 to U.S. Bancorp Fund Services, LLC for services provided under a Sub-Administration Agreement for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund, respectively.

Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plans, each Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.

Semi-Annual Report	57

Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for The Tocqueville Fund, The Tocqueville Opportunity Fund, The Tocqueville International Value Fund, The

Tocqueville Gold Fund, The Delafield Fund and The Tocqueville Select Fund for the six months ended April 30, 2014, were $32,663, $6,754, $135, $0, $4,861, and $5,757, respectively.

5.    CAPITAL SHARE TRANSACTIONS.

Transactions in capital shares for each Fund were as follows:

	For the Six-Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
The Tocqueville Fund	Shares	Shares
Shares sold	896,205	1,122,567
Shares issued to holders in reinvestment dividends	185,944	171,255
Shares redeemed	(847,857)	(5,121,252)

Net increase (decrease)	234,292	(3,827,430)

The Tocqueville Opportunity Fund
Shares sold	294,300	269,202
Shares issued to holders in reinvestment dividends	188,786	—
Shares redeemed	(273,730)	(636,699)

Net increase (decrease)	209,356	(367,497)

The Tocqueville International Value Fund
Shares sold	2,006,486	3,191,672
Shares issued to holders in reinvestment dividends	272,246	197,585
Shares redeemed	(2,571,833)	(4,243,896)

Net decrease	(293,101)	(855,239)

The Tocqueville Gold Fund
Shares sold	10,316,898	14,396,666
Shares issued to holders in reinvestment dividends	—	783,134
Shares redeemed	(7,379,821)	(16,801,311)

Net increase (decrease)	2,937,077	(1,621,511)

58	April 30, 2014

	For the Six-Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
The Delafield Fund	Shares	Shares
Shares sold	3,241,794	12,682,948
Shares issued to holders in reinvestment dividends	1,587,742	2,479,103
Shares redeemed	(7,321,509)	(12,970,111)

Net increase (decrease)	(2,491,973)	2,191,940

The Tocqueville Select Fund
Shares sold	631,400	975,053
Shares issued to holders in reinvestment dividends	684,635	280,128
Shares redeemed	(521,472)	(2,288,027)

Net increase (decrease)	794,563	(1,032,846)

6.    FUND SHARE TRANSACTIONS

The Funds currently offer only one class of shares of beneficial interest. A redemption fee of 2.00% is imposed on redemptions of shares held 90 days or less. This fee is retained by each Fund and is credited to paid in capital. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege, as defined in the Trust’s Prospectus dated February 28, 2014. For a more detailed description of when the redemption fee does not apply, please see the Trust’s Prospectus.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term instruments) for the period ended April 30, 2014 are summarized below.

	Tocqueville Fund	Opportunity Fund	International Value Fund	Gold Fund	Delafield Fund	Select Fund
Purchases:	$42,952,722	$36,571,113	$43,757,101	$122,879,657	$261,226,269	$18,406,706

Sales:	$44,447,768	$36,520,209	$53,849,610	$15,810,279	$406,189,138	$14,022,357

U.S. Government Security Purchases:	$—	$—	$—	$—	$—	$—

U.S. Government Security Sales:	$—	$—	$—	$—	$—	$—

Semi-Annual Report	59

8.    TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from November 1, 2013 through April 30, 2014. As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

	November 1, 2013		Additions		Reductions		Share Balance/ Face Value($) at April 30, 2014	Interest Income	Dividend Income	Realized Gain/(Loss)	Value at April 30, 2014	Cost at April 30, 2014
Issuer Name	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost
The Tocqueville Gold Fund
Anthem United, Inc.	—	$—	5,000,000	$905,961	—	$—	5,000,000	$—	$—	$—	$1,788,240	$905,961
Anthem United, Inc. Warrants	—	—	1,250,000	—	—	—	1,250,000	—	—	—	154,646	—
ATAC Resources Ltd.	10,963,700	39,089,734	—	—	—	—	10,963,700	—	—	—	13,103,825	39,089,734
ATAC Resources Ltd.	—	—	553,191	703,748			553,191	—			647,951	703,748
ATAC Resources Ltd. Warrants	—	—	276,595	—	—	—	276,595	—	—	—	41,513	—
Bear Creek Mining Corp.	7,413,200	28,761,181	—	—	—	—	7,413,200	—	—	—	9,874,798	28,761,181
Corvus Gold, Inc.	2,079,901	1,617,492	—	—	—	—	2,079,901	—	—	—	2,978,626	1,617,492
Corvus Gold, Inc.	6,100,000	4,939,377	1,000,000	955,840	—	—	7,100,000	—	—	—	10,429,269	5,895,217
Corvus Gold, Inc. (a)	—	—	1,000,000	955,840	(1,000,000)	(955,840)	—	—	—	—	—	—
Detour Gold Corp.	3,704,200	85,931,681	1,592,400	9,527,580	—	—	5,296,600	—	—	—	52,721,961	95,459,261
East Asia Minerals Corp.	10,544,400	21,793,116	—	—	—	—	10,544,400	—	—	—	384,814	21,793,116
East Asia Minerals Corp. Warrants	6,500,000	—	—	—	—	—	6,500,000	—	—	—	83,618	—
GoGold Resources, Inc.	8,100,000	9,990,010	—	—	—	—	8,100,000	—	—	—	12,489,394	9,990,010
GoGold Resources, Inc. Warrants	4,050,000	—	—	—	—	—	4,050,000	—	—	—	1,626,208	—
Gold Bullion International LLC	5,000,000	5,000,000	—	—	—	—	5,000,000	—	—	—	5,837,000	5,000,000
International Tower Hill Mines Ltd.	5,738,836	20,953,121	—	—	—	—	5,738,836	—	—	—	3,787,632	20,953,121
International Tower Hill Mines Ltd.	7,589,744	38,630,898	—	—	—	—	7,589,744	—	—	—	5,124,228	38,630,898
MAG Silver Corp.	2,960,700	31,563,819	—	—	—	—	2,960,700	—	—	—	22,530,927	31,563,819
Primero Mining Corp.	4,840,700	24,573,319	3,378,100	24,399,147	—	—	8,218,800	—	—	—	51,965,041	48,972,466
Primero Mining Corp. Warrants	1,848,400	—	—	—	—	—	1,848,400	—	—	—	1,551,506	—
Rockhaven Resources Ltd.	5,000,000	6,265,337	—	—	—	—	5,000,000	—	—	—	912,367	6,265,337
Rockhaven Resources Ltd.	—	—	1,400,000	190,252			1,400,000	—	—	—	225,318	190,252
Rockhaven Resources Ltd. Warrants	—	—	700,000	—	—	—	700,000	—	—	—	—	—
Rubicon Minerals Corp.	—	—	10,230,000	14,130,757	—	—	10,230,000	—	—	—	10,920,214	14,130,757
Rubicon Minerals Corp. Warrants	—	—	3,064,000	—	—	—	3,064,000	—	—	—	279,549	—
Scorpio Mining Corp.	25,668,419	23,975,473	—	—	—	—	25,668,419	—	—	—	6,155,287	23,975,473

60	April 30, 2014

	November 1, 2013		Additions		Reductions		Share Balance/ Face Value($) at April 30, 2014	Interest Income	Dividend Income	Realized Gain/(Loss)	Value at April 30, 2014	Cost at April 30, 2014
Issuer Name	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost	Share Balance/ Face Value($)	Cost
Scorpio Mining Corp.	522,400	$984,285	—	$—	—	$—	522,400	$—	$—	$—	$123,921	$984,285
SEMAFO, Inc.	7,676,200	28,072,966	938,000	3,143,119	—	—	8,614,200	—	—	—	32,044,824	31,216,085
Silver Range Resources Ltd.	3,450,000	—	—	—	—	—	3,450,000	—	—	—	377,720	—
Strategic Metals Ltd.	10,926,900	15,810,172	—	—	—	—	10,926,900	—	—	—	3,838,198	15,810,172
Tocqueville Bullion Reserve LP	—	—	13,806	25,000,000	—	—	13,806	—	—	—	17,361,297	25,000,000
Torex Gold Resources, Inc.	25,260,500	42,073,692	6,475,000	7,077,407	—	—	31,735,500	—	—	—	35,324,401	49,151,099
Torex Gold Resources, Inc. Warrants	—	—	2,950,000	—	—	—	2,950,000	—	—	—	134,574	—
Gold Bullion International LLC Convertible Note	—	—	$211,019	211,019	—	—	$211,019	29	—	—	211,019	211,019

		$430,025,673		$87,200,670		$(955,840)		$29	$—	$—	$305,029,886	$516,270,503
The Delafield Fund
ACCO Brands Corp. (b)	4,000,000	$31,935,099	1,000,000	$6,052,160	(2,000,000)	$(18,419,541)	3,000,000	$—	$—	$(6,366,835)	$18,390,000	$19,567,718
Kemet Corp.	2,625,000	13,419,471	—	—	(350,000)	(2,295,065)	2,275,000	—	—	(222,798)	11,397,750	11,124,406
LTX-Credence Corp. (b)	2,000,000	14,057,657	—	—	(2,000,000)	(14,057,657)	—	—	—	2,418,780	—	—
Perry Ellis International	—	—	600,000	8,948,026	—	—	600,000	—	—	—	9,060,000	8,948,026
Universal Stainless & Alloy	451,000	13,213,349	—	—	(51,000)	(1,906,296)	400,000	—	—	(109,736)	14,356,000	11,307,053
Xerium Technologies, Inc.	600,000	7,522,500	20,400	269,005	—	—	620,400	—	—	—	8,375,400	7,791,505

		$80,148,076		$15,269,191		$(36,678,559)		$—	$—	$(4,280,589)	$61,579,150	$58,738,708
The Tocqueville Select Fund
ACCO Brands Corp. (b)	524,500	$3,958,205	14,900	$85,814	—	$—	539,400	$—	$—	$—	$3,306,522	4,044,019
Summer Infant, Inc.	814,933	3,971,441	—	—	—	—	814,933	—	—	—	1,548,373	3,971,441
Xerium Technologies, Inc.	200,000	2,507,500	65,000	867,108	—	—	265,000	—	—	—	3,577,500	3,374,608

		$10,437,146		$952,922		$—		$—	$—	$—	$8,432,395	$11,390,068

(a)	Private security restrictions lifted during period and combined with other non-restricted securities.
(b)	Security is no longer an affiliated company at April 30, 2014.

Semi-Annual Report	61

9.    LINE OF CREDIT

The Tocqueville Trust has a $300,000,000 line of credit (the “Line”), which is uncommitted, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one year term and is reviewed annually by the Board of Trustees. The current agreement runs through May 31, 2014. The interest rate as of April 30, 2014 was 2.75%. During the six months ended April 30, 2014, the Tocqueville Fund’s maximum borrowing was $949,000 and average borrowing was $11,789 and the Opportunity Fund’s maximum borrowing was $2,440,000 and average borrowing was $147,114. This borrowing resulted in interest expenses of $278 and $1,612, respectively. These amounts are included in Other Expenses on the Funds’ Statement of Operations. The International Value Fund, Gold Fund, Delafield Fund and Select Fund did not use the Line.

10.    CHIEF COMPLIANCE OFFICER

Other expenses include reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer. For the six months ended April 30, 2014, reimbursement to the Adviser for compensation of the Trust’s Chief Compliance Officer from the Funds amounted to $7,155, $1,701, $5,320, $23,834, $34,983, $2,007 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund, and Select Fund, respectively.

Payable to Adviser includes amounts due to the Adviser for reimbursement of costs of Chief Compliance Officer compensation in the amounts of $1,035, $278, $774, $4,271, $5,836 and $371 for the Tocqueville Fund, Opportunity Fund, International Value Fund, Gold Fund, Delafield Fund and Select Fund, respectively.

62	April 30, 2014

ADDITIONAL INFORMATION (UNAUDITED)

1.    ADDITIONAL DISCLOSURE REGARDING FUND TRUSTEES AND OFFICERS

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Guy A. Main (77) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001.	6	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998.

Charles W. Caulkins (57) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2003	Private Investor from January 2012 – present; Partner, Chora Capital, LLC from June 2010 – December 2011; Director of Marketing, L.R. Global Partners from January 2008 – May 2010; President, Arbor Marketing, Inc. from October 1994 to December 2007.	6	Director, Stepping Stones from January 2012- present; Director, Phoenix House from January 2001 to 2007.

James W. Gerard (53) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2001	Managing Director, North Sea Partners, from January 2010-present; Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003 to December 2009; Managing Director, The Chart Group from January 2001 to present.	6

Director and Treasurer, American Overseas Memorial Day Association, 1998 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present; Director, American Friends of Bleraucourt, 1992 to present.

Semi-Annual Report	63

Independent Trustees

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

William F. Indoe (72) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Senior Counsel, Sullivan & Cromwell LLP (attorneys- at-law). 1968 – present.	6	Director, Rho Capital Partners, Inc.

William J. Nolan III (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997 – 2001.	6	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2013; Chair of the Investment Committee, 2009 – present).

Alexander Douglas (66) 40 W. 57th St., 19th Floor New York, NY 10019	Trustee	Indefinite Term, Since 2010	President, CEO and owner of Spaulding Law Printing, Inc.	6	None

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Francois D. Sicart (70) 40 W. 57th St., 19th Floor New York, NY 10019	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	6	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1990 to present.

64	April 30, 2014

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Robert W. Kleinschmidt (64) 40 W. 57th St., 19th Floor New York, NY 10019	President and Trustee	Indefinite Term, Since 1991	President and Chief Investment Officer of Tocqueville Asset Management; Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	6	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities L.P.

Cleo Kotis (38) 40 W. 57th St., 19th Floor New York, NY 10019	Secretary	Indefinite Term, Since 2010

Director of Operations, the Delafield Group of Tocqueville Asset Management L.P., 2009 to present; Vice President and Chief Operations Officer, the Delafield Fund, Inc. from 2005-2009; Vice President and Chief Operations Officer, Delafield Asset Management from 2005- 2009; Vice President,

Reich & Tang Asset Management, LLC from 2002-2009.

				N/A	N/A

Helen Balk (41) 40 W. 57th St., 19th Floor New York, NY 10019	Treasurer	Indefinite Term, Since 2014	Controller / Treasurer of Tocqueville Asset Management from January 2014 to present; Manager / Staff Accountant at Pegg & Pegg LLP from August 1995 to January 2014.	N/A	N/A

Semi-Annual Report	65

Interested Trustees (and Officers)*

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Elizabeth Bosco (65) 40 W. 57th St., 19th Floor New York, NY 10019	Anti-Money Laundering Compliance Officer	Indefinite Term, Since 2009

Chief Compliance Officer of Tocqueville Securities, L.P. from January 2009 to present; Compliance Officer, Tocqueville Securities L.P. and Tocqueville Asset Management from January 1997 to January 2009.

				N/A	N/A

Thomas Pandick (67) 40 W. 57th St., 19th Floor New York, NY 10019	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present) Tocqueville Asset Management L.P.	N/A	N/A

*	“Interested person” of the Trust is defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Adviser.

(1)	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

2.    PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. Information regarding how The Tocqueville Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling 1-800-355-7307 and it is also available on the SEC’s web site at http://www.sec.gov.

3.    SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Tocqueville Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Form N-Q will be available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-697-3863. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public

66	April 30, 2014

Reference Room may be obtained by calling 1-202-551-8090); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-1520; or (iii) sending your request electronically to publicinfosec.gov. Quarterly portfolio holdings are also available on the website of The Tocqueville Funds, www.tocqueville.com/mutual-funds.

4.    SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the fiscal period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	100.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2013 was as follows:

Tocqueville Fund	100.00%
Opportunity Fund	0.00%
International Value Fund	5.65%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

For the period ended October 31, 2013, the funds designate the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.02%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows.

Tocqueville Fund	0.00%
Opportunity Fund	0.00%
International Value Fund	0.00%
Gold Fund	0.00%
Delafield Fund	0.00%
Select Fund	0.00%

Semi-Annual Report	67

5.    FOREIGN TAX CREDIT

For the year ended October 31, 2013, the Tocqueville International Value Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Netherlands Antilles	0.00155	0.00000
Belgium	0.01820	0.00273
Bermuda	0.00460	0.00000
Brazil	0.00688	0.00088
Canada	0.00500	0.00075
Switzerland	0.02147	0.00322
Germany	0.02055	0.00352
France	0.07432	0.01106
Hong Kong	0.05413	0.00000
Indonesia	0.00343	0.00054
Ireland	0.01217	0.00193
Italy	0.02085	0.00000
Japan	0.06441	0.00460
Netherlands	0.03034	0.00455
Norway	0.03089	0.00604
British Virgin Islands	0.00008	0.00000

	0.36886	0.03981

68	April 30, 2014

Investment Adviser

Tocqueville Asset Management L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 W. 57th St., 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François D. Sicart—Chairman

Charles W. Caulkins

Alexander Douglas

James W. Gerard

William F. Indoe

Robert W. Kleinschmidt

Guy A. Main

William J. Nolan III

Tocqueville Funds

c/o US Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

www.tocqueville.com/mutual-funds

TQRPSEMI    14

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940

(the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Tocqueville Trust

By (Signature and Title)* /s/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date July 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ ROBERT W. KLEINSCHMIDT
Robert W. Kleinschmidt, President

Date July 2, 2014

By (Signature and Title)* /s/ HELEN BALK
Helen Balk, Treasurer

Date July 2, 2014

*	Print the name and title of each signing officer under his or her signature.